AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2023, 2022 and 2021 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2023, 2022 and 2021

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

Opinion

We have audited the statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2023 and 2022, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2023, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management is also responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 3, 2024

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2023	2022
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$56,005	$56,053
Stocks:
Preferred stocks	46	43
Common stocks	643	994
Investments in affiliates	3,486	3,178
Mortgage loans on real estate	10,500	11,033
Real estate:
Company occupied	145	148
Investment properties	4,225	4,256
Cash, cash equivalents and short-term investments	4,492	3,005
Policy loans	3,175	2,764
Derivatives	7,777	8,156
Receivable for collateral on derivatives	-	1
Receivable for securities	2	11
Other invested assets	13,227	12,414
Total cash and invested assets	103,723	102,056
Investment income due and accrued	822	977
Premiums due	58	52
Amounts recoverable from reinsurers	325	300
Funds held by or deposited with reinsured companies	2,486	2,604
Other reinsurance receivable	234	289
Amounts due from affiliates	204	243
Other assets	2,363	1,993
Assets held in separate accounts	142,884	128,196
Total admitted assets	$253,099	$236,710

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2023	2022
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$70,730	$69,067
Policyholders’ and beneficiaries’ funds	3,152	2,478
Consumer notes	92	125
Dividends payable to policyholders	278	294
Policy benefits in process of payment	703	763
Other amount payable on reinsurance	173	441
Other policy obligations	53	31
Total policy and contract obligations	75,181	73,199
Payable to parent and affiliates	1,719	1,522
Transfers to (from) separate account due or accrued, net	(396)	(332)
Asset valuation reserve	3,102	3,033
Reinsurance in unauthorized companies	32	54
Funds withheld from unauthorized reinsurers	322	276
Interest maintenance reserve	-	146
Net deferred tax liability	243	280
Derivatives	3,338	3,713
Payables for collateral on derivatives	3,793	4,545
Payables for securities	183	352
Funds held under coinsurance	9,687	9,505
Other general account obligations	1,596	1,378
Obligations related to separate accounts	142,884	128,196
Total liabilities	241,684	225,867

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2023 and 2022)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2023 and 2022)	5	5
Paid-in surplus	3,219	3,219
Special surplus funds	169	-
Surplus notes	586	586
Unassigned surplus	7,436	7,033
Total capital and surplus	11,415	10,843
Total liabilities and capital and surplus	$253,099	$236,710

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Years Ended December 31,
	2023	2022	2021
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$16,370	$13,992	$15,931
Consideration for supplementary contracts with life contingencies	149	118	118
Net investment income	4,393	4,374	4,470
Amortization of interest maintenance reserve	77	107	146
Commissions and expense allowance on reinsurance ceded	521	(617)	542
Reserve adjustment on reinsurance ceded	(5,735)	(4,499)	(8,860)
Separate account administrative and contract fees	1,719	1,736	1,777
Other revenue (expense)	(111)	(344)	(30)
Total premiums and other revenues	17,383	14,867	14,094

Benefits paid or provided:
Death, surrender and other contract benefits, net	14,372	13,784	15,026
Annuity benefits	920	971	1,097
Disability and long-term care benefits	1,141	1,051	937
Interest and adjustments on policy or deposit-type funds	88	68	58
Payments on supplementary contracts with life contingencies	51	57	48
Increase (decrease) in life, annuity and long-term care reserves	1,719	(540)	1,208
Total benefits paid or provided	18,291	15,391	18,374

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	990	1,026	1,122
General expenses	1,194	1,001	1,161
Insurance taxes, licenses and fees	167	159	170
Net transfers to (from) separate accounts	(5,146)	(5,052)	(8,054)
Investment income ceded	1,087	1,190	489
Other (income) deductions	-	2	(1)
Total insurance expenses and other deductions	(1,708)	(1,674)	(5,113)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	800	1,150	833
Dividends to policyholders	46	59	76
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	754	1,091	757
Federal income tax expense (benefit)	(319)	(68)	(464)
Income (loss) from operations before net realized capital gains (losses)	1,073	1,159	1,221

Net realized capital gains (losses)	(326)	(394)	1,043
Net income (loss)	$747	$765	$2,264

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Special Surplus Funds	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2021	$5	$3,219	$585	$-	$5,199	$9,008
Net income (loss)					2,264	2,264
Change in net unrealized capital gains (losses)					(11)	(11)
Change in net deferred income tax					(371)	(371)
Decrease (increase) in non-admitted assets					40	40
Change in liability for reinsurance in unauthorized reinsurance					(11)	(11)
Decrease (increase) in asset valuation reserves					66	66
Dividend paid to parent					(580)	(580)
Change in surplus as a result of reinsurance					(56)	(56)
Other adjustments, net			1		62	63
Balances at December 31, 2021	5	3,219	586	-	6,602	10,412

Net income (loss)					765	765
Change in net unrealized capital gains (losses)					99	99
Change in net deferred income tax					72	72
Decrease (increase) in non-admitted assets					(51)	(51)
Change in liability for reinsurance in unauthorized reinsurance					12	12
Decrease (increase) in asset valuation reserves					(211)	(211)
Dividend paid to parent					(580)	(580)
Change in surplus as a result of reinsurance					402	402
Other adjustments, net					(77)	(77)
Balances at December 31, 2022	5	3,219	586	-	7,033	10,843

Net income (loss)					747	747
Change in net unrealized capital gains (losses)					445	445
Change in net deferred income tax					59	59
Decrease (increase) in non-admitted assets					(25)	(25)
Change in liability for reinsurance in unauthorized reinsurance					22	22
Decrease (increase) in asset valuation reserves					(69)	(69)
Dividend paid to parent					(500)	(500)
Change in surplus as a result of reinsurance					(80)	(80)
Special surplus funds				169		169
Other adjustments, net					(196)	(196)
Balances at December 31, 2023	$5	$3,219	$586	$169	$7,436	$11,415

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2023	2022	2021
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$16,535	$16,558	$16,051
Net investment income received	4,536	4,280	4,490
Separate account fees	1,719	1,736	1,777
Commissions and expenses allowance on reinsurance ceded	441	(215)	486
Miscellaneous income (loss)	(74)	(85)	109
Benefits and losses paid	(22,628)	(22,681)	(26,172)
Net transfers from (to) separate accounts	5,082	5,034	8,065
Commissions and expenses (paid) recovered	(3,291)	(3,414)	(2,660)
Dividends paid to policyholders	(62)	(82)	(107)
Federal and foreign income and capital gain taxes (paid) recovered	(29)	44	172
Net cash provided by (used in) operating activities	2,229	1,175	2,211

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	9,667	16,627	18,296
Stocks	658	216	142
Mortgage loans on real estate	695	1,278	1,176
Real estate	269	114	102
Other invested assets	833	1,024	2,393
Derivatives	-	-	879
Net gains (losses) on cash, cash equivalents and short term investments	6	-	(13)
Total investment proceeds	12,128	19,259	22,975

Cost of investments acquired:
Bonds	9,523	19,923	22,343
Stocks	128	148	128
Mortgage loans on real estate	282	882	1,125
Real estate	158	333	187
Other invested assets	1,359	2,033	2,266
Derivatives	719	960	-
Total cost of investments acquired	12,169	24,279	26,049
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(911)	3,595	(787)
Net (increase) decrease in policy loans	(411)	(27)	28
Net cash provided by (used in) investment activities	(1,363)	(1,452)	(3,833)

Financing and miscellaneous activities
Borrowed funds	(34)	(16)	2
Net deposits (withdrawals) on deposit-type contracts	674	(81)	65
Dividend paid to Parent	(500)	(580)	(580)
Repurchase agreements	(163)	316	-
Other cash provided (applied)	644	(493)	(349)
Net cash provided by (used in) financing and miscellaneous activities	621	(854)	(862)

Net increase (decrease) in cash, cash equivalents and short-term investments	1,487	(1,131)	(2,484)
Cash, cash equivalents and short-term investments at beginning of year	3,005	4,136	6,620
Cash, cash equivalents and short-term investments at end of year	$4,492	$3,005	$4,136

Non-cash activities during the year:
Bonds and Common stocks transfer of assets	$-	$-	$120
Mortgage loans transfer of assets	-	-	(87)
Other invested assets transfer of assets	-	-	(33)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, and financial planners. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. The Company also discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”), as well as a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

(losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. Interest rate swaps and swaptions supporting our Variable Annuities dynamic hedging program are not in an accounting hedge relationship and any realized capital gains (losses) on these sold interest rate swaps and swaptions are not deferred to IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2023, 2022 and 2021, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2023 and 2022, the Company held reserves of $ 727 million and $ 948 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Reserves and assumptions for policies following Valuation Manual 20 (“VM-20”) will be outlined in the Company’s principle-based reserving (“PBR”) Actuarial Report, following Valuation Manual 31 (“VM-31”).

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table. Reserves that are calculated in accordance with Valuation Manual 21 (“VM-21”) will be outlined in the Company’s PBR Actuarial Report, following VM-31.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2023 and 2022. Reserves at December 31, 2023 and 2022 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 12% and 13% of the Company’s aggregate reserve for life contracts at December 31, 2023 and 2022, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

emergence over the expected life of the policies or over the premium payment period; (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income; and (q) lease liabilities would be recognized for future cash flows of leases, with offsetting right of use assets.

Reclassifications: Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the current year financial statement presentation.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2023 and 2022, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

During 2021, the NAIC Valuation of Securities Task Force (“VOSTF”) adopted changes to the Purposes and Procedures Manual of the NAIC Investment Analysis Office (“P&P Manual”) for real estate lease-backed securities, impacting the assets reclassified under the guidelines for ground lease financing transactions. As a result, the Company reclassified $87 million from mortgage loans and $33 million from other invested assets to bonds. The reclassifications had no material impact on the Company’s financial position, results of operations, financial statement disclosures and Risk-Based Capital.

Adoption of New Accounting Standards

Effective December 31, 2023, the NAIC adopted INT 23-04T: Scottish Re Life Reinsurance Liquidations (“Scottish Re Guidance”) that provides accounting and reporting guidance for ceding entities with the life reinsurance counterparty Scottish Re, which is in liquidation. The Scottish Re Guidance was developed after the NAIC received questions from industry and regulators in respect of Scottish Re’s liquidation and guidance on impairment, reporting, and admissibility of reinsurance recoverables. Under the proposed Scottish Re Guidance, (i) unpaid claims and other amounts that are in dispute or not collateralized by a credit for reinsurance trust are nonadmitted, while (ii) (a) undisputed claims incurred before contract cancellation, and paid before the reporting period, and (b) undisputed amounts secured by a credit for reinsurance trust, in each case, may be admitted. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

During August 2023, the NAIC adopted INT 23-01T — Net Negative (Disallowed) Interest Maintenance Reserve (“IMR”) (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of net negative (disallowed) IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted net negative (disallowed) IMR. An insurer will only be able to admit the negative IMR if the insurer’s risk-based capital (“RBC”) is over 300% authorized control level after adjusting to remove the assets described above. As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01T was adopted by the Company in August 2023 and will be effective through December 31, 2025. To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01T will be reflected in the Company’s financial position, results of operations, and financial statement disclosures.

In September 2023, the NAIC adopted INT 23-03 - Inflation Reduction Act – Corporate Alternative Minimum Tax (“CAMT”) (“INT 23-03”) for periods on and after the year-end 2023. INT 23-03 provides guidance for: 1) Companies not required to perform the CAMT calculation; 2) Companies required to do the CAMT calculation and may or may not have to pay CAMT, and 3) Companies that must perform the CAMT calculation, but have a tax sharing agreement that excludes them from paying CAMT. INT 23-03 follows existing guidance in SSAP No. 101 - Income Taxes to the extent practicable for the CAMT, includes disclosure requirements, and provides transition guidance including allowing reliance on unapproved tax sharing agreements filed by year end, with domiciliary Department of Insurance consent. The Company is assessing the impact of this guidance on the Company’s financial position, results of operations, and financial statement disclosures.

INT 22-02: Third Quarter 2022 Reporting of the Inflation Reduction Act — CAMT (“INT 22-02”) initially provided interpretive guidance for third quarter 2022 reporting purposes. In this statutory interpretation, a consensus was reached that a reasonable estimate for the tax calculations affected by the CAMT was not determinable for reporting in the third quarter 2022 statutory-basis financial statements. Because reasonable estimates were not determinable, reporting entities did not record the effect of the CAMT in their quarterly statement blank, but they were required to make certain disclosures regarding the CAMT and the Act. Statutory Accounting Principles Working Group (“SAPWG”) subsequently revised INT 22-02 to extend its applicability to year-end 2022 and first quarter 2023 statutory-basis financial statements, with an additional disclosure requirement related to a reporting entity’s status as an applicable corporation. The revised statutory interpretation also provides an exception such that updated estimates or tax calculations affected by the Act determined after the filing date of the relevant financial statements (i.e., annual or quarterly statement blank) would not be recognized as Type I subsequent events. This exception is intended to prevent a reporting entity from having to amend its audited statutory-basis financial statements for material Type I subsequent events resulting from updated information received after the filing date of the 2022 annual statement blank related to the accounting for the enactment of the Act. INT 22-02 was automatically nullified on 15 June 2023.

On August 10, 2022, the NAIC adopted the amendments to SSAP No. 86, Derivatives, after interested parties submitted comments in favor of them. This adoption created Exhibit A, which accepts U.S. GAAP guidance with modifications for assessing hedge efficacy, and SSAP No. 86, which contains measurement technique instructions for excluded components. These changes were effective beginning January 1, 2023, and early adoption was permitted. This was adopted by the Company in 2023 and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In May 2022, the Group Capital Calculation (“GCC”) Working Group of the NAIC adopted the 2022 GCC Instructions and Template which will be used by a number of states for year-end 2022 filings. This comes after the NAIC had previously adopted the initial GCC Instructions and Template in November 2020 along with revisions to NAIC Model Law #440, Insurance Holding Company System Regulatory Act, and Model Law #450, the Insurance Holding Company System Model Regulation with Reporting Forms and Instructions. The amendments to the models provide legislative language for states use in enabling the GCC. The purpose of the calculation is to provide additional analytical information to the lead state supervisor in charge of a group. As a wholly owned subsidiary of MFC subject to the supervision of the group’s activities on a consolidated basis, including capital adequacy, by the Canadian Insurance Regulator, the Office of the Superintendent of Financial Institutions (“OSFI”), the Company is not subject to these new capital calculations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In April 2022, the NAIC adopted non-substantive revisions to the Statement of Statutory Accounting Principles (“SSAP”) No. 43R, Loan-Backed and Structured Securities, to reflect updated NAIC designation/NAIC designation category guidance adopted by the Valuation of Securities (E) Task Force (“VOSTF”) in October 2021 to the Purposes and Procedures Manual of the NAIC Investment Analysis Office, for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The updated instructions designate that 1) modeled RMBS/CMBS tranches that do not have expected losses will be assigned an NAIC 1 Designation and a NAIC 1.A. Designation Category, and 2) financial modeling for “legacy” RMBS/CMBS securities (those that closed prior to January 1, 2013), shall continue to utilize the insurer’s carrying value for said modeling. Adoption of the new guidance happened in the ordinary course of the Company’ operations and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions. On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states were to adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws were enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The State of Michigan enacted #785 legislation in 2021 and adopted #786 legislation effective May 18, 2021. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

During August 2023, the NAIC adopted revisions to SSAP No. 26R - Bonds, SSAP No. 43R - Loan-Backed and Structured Securities, and other related SSAPs in connection with its principle-based bond definition project (the “Bond Project”). The adoption of these revisions marks a significant milestone in the Bond Project, which began in October 2020 through the development of a principle-based bond definition to be used for all securities in determining whether they qualify for reporting on Schedule D, Part 1. Within the bond definition, bonds are classified as an “issuer credit obligation” or an “asset backed security.” An “issuer credit obligation” is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, and an “asset backed security” is defined as a bond issued by an entity created for the primary purpose of raising capital through debt backed by financial assets. The revisions to SSAP No. 26R reflect the principle-based bond definition, and SSAP No. 43R provides revised accounting and reporting guidance for investments that qualify as asset-backed securities under the revised bond definition. Upon adoption, investments that do not qualify as bonds will not be permitted to be reported as bonds on Schedule D, Part 1 thereafter as there will be no grandfathering for existing investments that do not qualify under the revised SSAPs. However, certain accommodations may be made to prevent undue hardship for reporting entities complying with the new guidance. The revisions will be effective for periods beginning after January 1, 2025. The effective date is intended to allow reporting entities to assess their investment portfolios in accordance with the adopted bond concepts and to allow training and education materials to be developed that reflect the adopted bond definition. The Company is assessing the impact of this guidance on the Company’s financial position, results of operations, and financial statement disclosures.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2023, 2022 and 2021.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2023:
U.S. government and agencies	$3,831	$3	$(514)	$3,320
States and political subdivisions	3,651	76	(257)	3,470
Foreign governments	2,872	24	(40)	2,856
Corporate bonds	40,101	453	(3,796)	36,758
Mortgage-backed and asset-backed securities	5,550	44	(368)	5,226

Total bonds	$56,005	$600	$(4,975)	$51,630

December 31, 2022:
U.S. government and agencies	$2,606	$1	$(512)	$2,095
States and political subdivisions	3,635	57	(347)	3,345
Foreign governments	2,783	160	(68)	2,875
Corporate bonds	41,118	280	(5,015)	36,383
Mortgage-backed and asset-backed securities	5,911	31	(579)	5,363

Total bonds	$56,053	$529	$(6,521)	$50,061

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2023, by contractual maturity, is as follows:

	Carrying Value	Fair Value

(in millions)
Due in one year or less	$1,158	$1,165
Due after one year through five years	8,815	8,597
Due after five years through ten years	11,445	10,790
Due after ten years	29,037	25,852
Mortgage-backed and asset-backed securities	5,550	5,226

Total	$56,005	$51,630

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2023	2022

(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$1,974	$2,956
Bonds and cash pledged in support of exchange-traded futures	151	155
Bonds and cash pledged in support of cleared interest rate swaps	509	680

Total fair value	$2,634	$3,791

At carrying value:
Bonds on deposit with government authorities	$14	$14
Bonds held in trust	92	92
Pledged collateral under reinsurance agreements	4,104	3,842

Total carrying value	$4,210	$3,948

At December 31, 2023 and 2022, the Company held below investment grade corporate bonds of $3,056 million and $2,902 million, with an aggregate fair value of $2,926 million and $2,762 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2023

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

Year Ended December 31, 2022
CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2023:
U.S. government and agencies	$1,415	$(29)	$1,580	$(485)	$2,995	$(514)
States and political subdivisions	44	(1)	2,032	(256)	2,076	(257)
Foreign governments	49	(2)	158	(38)	207	(40)
Corporate bonds	1,278	(38)	27,377	(3,758)	28,655	(3,796)
Mortgage-backed and asset-backed securities	192	(2)	3,445	(366)	3,637	(368)

Total	$2,978	$(72)	$34,592	$(4,903)	$37,570	$(4,975)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2022:
U.S. government and agencies	$1,936	$(423)	$138	$(89)	$2,074	$(512)
States and political subdivisions	1,922	(256)	271	(91)	2,193	(347)
Foreign governments	277	(28)	143	(40)	420	(68)
Corporate bonds	27,525	(3,913)	3,948	(1,102)	31,473	(5,015)
Mortgage-backed and asset-backed securities	4,223	(468)	256	(111)	4,479	(579)

Total	$35,883	$(5,088)	$4,756	$(1,433)	$40,639	$(6,521)

At December 31, 2023 and 2022, there were 2,509 and 2,816 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $100 million and $100 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2023, 2022 and 2021, realized capital losses include $26 million, $0 million, and $10 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 15, 0, and 14 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2023, 2022 and 2021 was $0 million, $28 million, and $29 million, respectively. There were 0, 1, and 1 restructured corporate bonds for which an impairment was recognized during 2023, 2022 and 2021, respectively. The Company accrues interest income on impaired securities to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2023	2022	2021

(in millions)
Proceeds	$7,382	$14,747	$15,525
Realized gross gains	74	16	153
Realized gross losses	(111)	(563)	(218)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2023 and 2022.

Affiliate Transactions

In 2023, the Company sold certain bonds to an affiliate, John Hancock Funding Company, LLC (“JHF LLC”). These bonds had a book value of $40 million and fair value of $40 million. The Company recognized $0 million in pre-tax realized gains before transfer to the IMR.

In 2023, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited, (“MRBL”). These bonds had a book value of $149 million and fair value of $142 million. The Company recognized $7 million in pre-tax realized losses before transfer to the IMR.

In 2023, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $112 million and fair value of $102 million. The Company recognized $10 million in pre-tax realized losses before transfer to the IMR.

In 2023, the Company acquired at fair value, bonds from an affiliate, JHLH, for $101 million.

In 2022, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $128 million and fair value of $136 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2022, the Company acquired at fair value, certain bonds from an affiliate, John Hancock Reassurance Company Ltd. (“JHRECO”), for $408 million.

In 2022, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $161 million.

In 2022, the Company acquired at fair value, bonds from an affiliate, MRBL, for $56 million.

In 2022, the Company acquired at fair value, bonds from an affiliate, JHLH, for $123 million.

In 2022, the Company acquired at fair value, bonds from an affiliate, JHF LLC, for $6 million.

In 2021, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $70 million and fair value of $72 million. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $256 million and fair value of $263 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, JHF LLC. These bonds had a book value of $18 million and fair value of $33 million. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $97 million and fair value of $96 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $214 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $299 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHF LLC, for $17 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $243 million.

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2023:
Preferred stocks:
Nonaffiliated	$35	$11	$-	$46
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	451	200	(8)	643
Affiliates*	1,589	1,897	-	3,486

Total stocks	$2,075	$2,108	$(8)	$4,175

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2022:
Preferred stocks:
Nonaffiliated	$32	$11	$-	$43
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	705	319	(30)	994
Affiliates*	1,589	1,589	-	3,178

Total stocks	$2,326	$1,919	$(30)	$4,215

*Affiliates - fair value represents the carrying value

At December 31, 2023 and 2022, there were 73 and 140 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $5 million and $6 million at December 31, 2023 and 2022, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2023, 2022 and 2021, realized capital losses include $14 million, $25 million, and $2 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 224, 96, and 25 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Mortgage Loans on Real Estate

At December 31, 2023 and 2022, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2023:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$2,983	East North Central	$949
Industrial	859	East South Central	173
Office buildings	2,508	Middle Atlantic	1,988
Retail	2,659	Mountain	730
Agricultural	-	New England	549
Agribusiness	160	Pacific	3,471
Mixed use	6	South Atlantic	1,700
Other	1,452	West North Central	344
Allowance	(127)	West South Central	723
		Canada / Other	-
		Allowance	(127)
Total mortgage loans on real estate	$10,500	Total mortgage loans on real estate	$10,500

December 31, 2022:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$3,051	East North Central	$1,044
Industrial	884	East South Central	191
Office buildings	2,763	Middle Atlantic	1,941
Retail	2,802	Mountain	743
Agricultural	-	New England	565
Agribusiness	262	Pacific	3,585
Mixed use	6	South Atlantic	1,870
Other	1,271	West North Central	337
Allowance	(6)	West South Central	763
		Canada / Other	-
		Allowance	(6)
Total mortgage loans on real estate	$11,033	Total mortgage loans on real estate	$11,033

At December 31, 2023, the aggregate mortgages outstanding to any one borrower do not exceed $464 million.

During 2023, the respective maximum and minimum lending rates for mortgage loans issued were 0.00% and 0.00% for agricultural loans and 7.25% and 4.80% for commercial loans. The Company issued no purchase money mortgages in 2023 and 2022. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2023, 2022 and 2021, respectively. The average recorded investment in impaired loans was $123 million, $46 million, and $29 million at December 31, 2023, 2022 and 2021, respectively. The Company recognized $0 million, $1 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2023, 2022 and 2021, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2023:
Recorded Investment
Current	$242	$-	$10,092	$163	$10,497
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	16	-	16
180 + Days Past Due	-	-	114	-	114
December 31, 2022:
Recorded Investment
Current	$262	$-	$10,612	$165	$11,039
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2023 and 2022. The Company was not a participant or co-lender in a mortgage loan agreement in 2023 and 2022.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2023	2022

(in millions)
AAA	$-	$271
AA	3,086	3,034
A	4,010	4,812
BBB	2,979	2,672
BB	351	221
B and lower and unrated	74	23

Total	$10,500	$11,033

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,

	2023	2022

(in millions)
Properties occupied by the company	$200	$200
Properties held for the production of income	5,618	5,460
Properties held for sale	-	-
Less accumulated depreciation	(1,448)	(1,256)

Total	$4,370	$4,404

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2023, 2022 and 2021, respectively.

Affiliate Transactions

On June 30, 2020, the Company committed to invest $100 million into Hancock U.S Real Estate Fund, L.P. (“HUSREF”). The Company funded $40 million and $60 million of the commitment during the years ended December 31, 2021 and 2020, respectively. The commitment is fully funded with no additional capital required.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2023 and 2022.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $28 million, and $31 million of impairments on partnerships and LLCs during the years ended December 31, 2023, 2022 and 2021, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2023, the Company acquired at fair value, certain other invested assets from an affiliate, JHF LLC, for $43 million.

In 2022, the Company acquired at fair value, certain other invested assets from an affiliate, JHF LLC, for $237 million.

In 2021, the Company acquired at fair value, other invested assets from an affiliate, JHF LLC, for $47 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2023 or 2022.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company enters into repurchase agreements for operational funding and to meet short-term liquidity funding requirements. As of December 31, 2023, the Company had a repurchase agreement set to mature January 2, 2024, with an interest rate of 5.44%. The carrying value of the transferred assets and the obligations related to their repurchase, which approximate their fair value, are $153 million and $316 million as of December 31, 2023 and 2022, respectively.

The Company enters into reverse repurchase agreements to meet short-term funding requirements and to generate interest income. As of December 31, 2023 and 2022, the Company had $533 million and $316 million of reverse repurchase agreements which are recorded as cash equivalents. The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. On December 18, 2023, MRBL sold a bond to JHUSA that will be repurchased from the Company on January 17, 2024. The repurchase agreement affiliate activity as of December 31, 2023 and 2022 was $180 million and $0 million, respectively.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2023 or 2022.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,

	2023	2022	2021

(in millions)
Income:
Bonds	$2,443	$2,284	$2,171
Preferred stocks	2	-	-
Common stocks	118	115	15
Mortgage loans on real estate	454	495	540
Real estate	470	485	459
Policy loans	199	166	170
Cash, cash equivalents and short-term investments	109	25	7
Other invested assets	882	1,020	1,032
Derivatives	584	440	655
Other income	(196)	(63)	(12)

Total investment income	5,065	4,967	5,037

Expenses
Investment expenses	(475)	(397)	(365)
Investment taxes, licenses and fees, excluding federal income taxes	(55)	(54)	(54)
Investment interest expense	(43)	(46)	(41)
Depreciation on real estate and other invested assets	(99)	(96)	(107)

Total investment expenses	(672)	(593)	(567)

Net investment income	$4,393	$4,374	$4,470

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2023	2022	2021

(in millions)
Realized capital gains (losses)	$(350)	$(1,485)	$916
Less amount transferred to the IMR (net of related tax benefit (expense) of $63 in 2023, $279 in 2022, and $87 in 2021)	(238)	(1,051)	(328)

Realized capital gains (losses) before tax	(112)	(434)	1,244
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	214	(40)	201

Net realized capital gains (losses)	$(326)	$(394)	$1,043

Net Negative (Disallowed) IMR

At December 31, 2023, the Company reported $169 million of admitted disallowed IMR in special surplus funds. No portion of the admitted disallowed IMR was allocated to the separate account.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company’s unamortized IMR gains and losses from derivatives are summarized below.

For the year ended December 31, 2023
Unamortized IMR from derivatives:
Gains	$3,138
Losses	(4,227)

Total unamortized IMR from derivatives (net)	$(1,089)

The calculated adjusted capital and surplus are as follows:

		Calculation of Limitation Using Prior Quarter	December 31, 2023
(1)	Capital & Surplus	$10,805	XXX
	Less:
(2)	Admitted Positive Goodwill (a)	-	XXX
(3)	Admitted EDP Equipment & Operating System Software	10	XXX
(4)	Admitted Net Deferred Taxes	-	XXX
(5)	Admitted net negative (disallowed) IMR	52	XXX
(6)	Adjusted Capital and Surplus (Line 1-2-3-4-5)	$10,743	XXX
(7)	Limitation on amount of net negative (disallowed) IMR (adjusted capital and surplus times 10% limitation [Line 6*10%])	$1,074	XXX
(8)	Current period reported Admitted net negative (disallowed) IMR	XXX	$169
(9)	Current period Admitted IMR as a % of prior period Adjusted Capital and Surplus (Line 8/Line 6)	XXX	2%

The Company confirms the following attestation related to its IMR balances:

(1) Asset sales were not forced by liquidity constraints.

(2) There were no events leading to deviations from standard IMR accounting practices.

(3) All investment activity is consistent with the Company’s investment and risk management policies.

(4) IMR generated from derivatives is consistent with the Company’s derivative usage plan and follows historical treatment.

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates and equity market prices.

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and interest rate treasury locks in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2023

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,048	$-	$-	$33	$30
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	6,333	-	-	67	279
	Foreign currency swaps	316	37	-	25	4
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	4,331	-	-	78	740
	Equity total return swaps	74	-	-	1	-

Total Derivatives in Effective Hedge Accounting Relationships		$12,102	$37	$-	$204	$1,053

Other Hedging Relationships
	Interest rate swaps	$117,982	$7,359	$2,324	$7,359	$2,324
	Interest rate treasury locks	6,265	5	829	5	829
	Interest rate options	2,756	20	-	20	-
	Interest rate futures	4,205	-	-	-	-
	Foreign currency swaps	1,371	214	139	214	139
	Foreign currency forwards	878	-	13	-	13
	Foreign currency futures	25	-	-	-	-
	Equity total return swaps	177	2	-	2	-
	Equity index options	6,926	140	2	140	2
	Equity index futures	161	-	-	-	-
	Forwards	21	-	31	-	31

Total Derivatives in Other Hedging Relationships		$140,767	$7,740	$3,338	$7,740	$3,338

Replication Synthetic Asset Transactions
	Interest rate swaps	4,276	$-	$-	2	823
	Treasury locks	1,707	-	-	2	87

Total Derivatives in Replication Synthetic Asset Transactions		$5,983	$-	$-	$4	$910

Total Derivatives		$158,852	$7,777	$3,338	$7,948	$5,301

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2022

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,148	$-	$-	$39	$31
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	3,575	-	-	48	294
	Foreign currency swaps	318	45	-	38	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	3,546	-	-	-	828
	Equity total return swaps	54	-	-	1	-

Total Derivatives in Effective Hedge Accounting Relationships		$8,641	$45	$-	$126	$1,153

Other Hedging Relationships
	Interest rate swaps	$99,848	$7,819	$2,128	$7,819	$2,128
	Interest rate treasury locks	6,865	5	1,291	5	1,291
	Interest rate options	2,533	27	-	27	-
	Interest rate futures	1,237	-	-	-	-
	Foreign currency swaps	1,391	242	151	242	151
	Foreign currency forwards	1,372	1	29	1	29
	Foreign currency futures	1,794	-	-	-	-
	Equity total return swaps	126	11	-	11	-
	Equity index options	5,753	6	114	6	114
	Equity index futures	1,916	-	-	-	-

Total Derivatives in Other Hedging Relationships		$122,835	$8,111	$3,713	$8,111	$3,713

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$3	$843
	Treasury locks	725	-	-	-	51

Total Derivatives in Replication Synthetic Asset Transactions		$5,001	$-	$-	$3	$894

Total Derivatives		$136,477	$8,156	$3,713	$8,240	$5,760

Hedging Relationships

The Company does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2023, 2022 and 2021, respectively, the Company recorded unrealized gains (losses) of ($72) million, ($44) million, and $283 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the year ended December 31, 2023, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 29 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, swaptions and interest rate futures contracts to manage interest rate risk and total return swap agreements to manage equity risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”), guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”) and retirement plan services (“RPS”) – Guaranteed Income for Life (“GIFL”) benefit. These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB, GMDB, GMIB and RPS GIFL guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, interest rate swaptions and U.S. Treasury futures to match the sensitivities of the GMWB, GMDB, GMIB and RPS GIFL liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2023, 2022 and 2021 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,

	2023	2022	2021

(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(641)	$2,657	$(878)
Interest rate treasury locks	463	(2,378)	(861)
Interest rate options	(5)	(136)	(101)
Interest rate futures	20	4	80
Foreign currency swaps	(4)	(10)	6
Foreign currency forwards	15	(15)	(37)
Foreign currency futures	-	(13)	5
Equity total return swaps	-	(3)	11
Equity index options	222	(522)	218
Equity index futures	(5)	115	(18)
Forwards	(31)	-	-

Total net unrealized capital gain (loss)	$34	$(301)	$(1,575)

Net realized capital gain (loss):
Interest rate swaps	258	(470)	1,441
Interest rate treasury locks	(681)	(197)	94
Interest rate options	(11)	(43)	(19)
Interest rate futures	(11)	(551)	(677)
Foreign currency swaps	3	2	1
Foreign currency forwards	(15)	9	53
Foreign currency futures	-	(4)	43
Equity total return swaps	-	2	(18)
Equity index options	(2)	206	220
Equity index futures	(31)	57	(957)

Total net realized capital gain (loss)	$(490)	$(989)	$181

Total gain (loss) from derivatives in other hedging relationships	$(456)	$(1,290)	$(1,394)

The table above does not include unrealized gains (losses) of ($9) million, ($9) million, $14 million and realized gains (losses) of $64 million, $22 million and ($3) million for the years ended December 31, 2023, 2022 and 2021, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of ($261) million, ($796) million, and ($351) million (including ($15) million, ($820) million, and ($421) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2023, 2022 and 2021, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2023 and 2022, the Company accepted collateral consisting of cash of $3,793 million and $4,545 million, and various securities with a fair value of $644 million and $423 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2024	$ 283
2025	2
2026	-
2027	-
Thereafter	-

Total Future Settled Premiums	$ 285

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$244	$(109)	$129
Current Year	$285	$108	$387

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other

The Company is a co-guarantor of two joint venture arrangements with Enviva Holdings (“Enviva”), a publicly traded U.S. wood pellet provider. The first guarantee ends in December 2034 with an escalating liability cap while a second non escalating liability cap guarantee ends in November 2037. The Company is indemnified by Enviva under both guarantees; should Enviva not be able to uphold the indemnity agreement, the Company is subject to pay the lesser of the guaranteed caps or the excess of market pricing over contracted pricing to fulfill the total contracted volume.

Due to an unexpected decline in financial performance of Enviva in 2023, the chance that the Company will have to pay on its guarantee increased. Therefore, a liability (loss) of $31 million was recognized on the balance sheet as of December 31, 2023. The Enviva guarantee is classified as a Forward - Other Derivative.

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which is recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2023 and 2022, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $138 million and $150 million, respectively.

The Company has entered into equity total return swap agreements with MLI which is recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2023 and 2022, the equity total return swap agreements with MLI had a fair value of $3 million and $12 million.

The Company has entered into a foreign currency forward agreement with JHF LLC, which is recorded at fair value. JHF LLC utilizes the foreign currency forward to hedge currency exposure on a non-functional currency asset. The Company has also entered into a foreign currency forward with an external counterparty, which offsets the foreign currency forward agreement with JHF LLC. As of March 31, 2023, these trades matured and were not replaced. As of December 31, 2023 and 2022, the foreign currency forwards with JHF LLC and the external counterparty had offsetting fair values of $0 million and $0 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks which do not have regular market pricing are classified within Level 2, although a fair value can be determined based on other data. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2023

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$10	$10	$-	$-	$10	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	10	10	-	-	10	-
Preferred stocks:
Industrial and misc	8	8	-	-	8	-

Total preferred stocks	8	8	-	-	8	-
Common stocks:
Industrial and misc	643	643	493	26	124	-

Total common stocks	643	643	493	26	124	-
Derivatives:
Interest rate swaps	7,359	7,359	-	7,359	-	-
Interest rate treasury locks	5	5	-	-	5	-
Interest rate options	20	20	-	3	17	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	214	214	-	214	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	2	2	-	2	-	-
Equity index options	140	140	-	132	8	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	7,740	7,740	-	7,710	30	-
Assets held in separate accounts	142,884	142,884	140,095	1,465	1,324	-

Total assets	$151,285	$151,285	$140,588	$9,201	$1,496	$-

Liabilities:
Derivatives:
Interest rate swaps	$2,324	$2,324	$-	$2,324	$-	$-
Interest rate treasury locks	829	829	-	43	786	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	139	139	-	139	-	-
Foreign currency forwards	13	13	-	13	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	2	2	-	2	-	-
Equity index futures	-	-	-	-	-	-
Forward contracts	31	31	-	-	31	-

Total derivatives	3,338	3,338	-	2,521	817	-
Liabilities held in separate accounts	142,884	142,884	140,095	1,465	1,324	-

Total liabilities	$146,222	$146,222	$140,095	$3,986	$2,141	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2022

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$17	$17	$-	$-	$17	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	17	17	-	-	17	-
Preferred stocks:
Industrial and misc	22	22	-	-	22	-

Total preferred stocks	22	22	-	-	22	-
Common stocks:
Industrial and misc	994	994	866	-	128	-

Total common stocks	994	994	866	-	128	-
Derivatives:
Interest rate swaps	7,819	7,819	-	7,819	-	-
Interest rate treasury locks	5	5	-	-	5	-
Interest rate options	27	27	-	-	27	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	242	242	-	242	-	-
Foreign currency forwards	1	1	-	1	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	11	11	-	11	-	-
Equity index options	6	6	-	6	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	8,111	8,111	-	8,079	32	-
Assets held in separate accounts	128,196	128,196	125,058	1,751	1,387	-

Total assets	$137,340	$137,340	$125,924	$9,830	$1,586	$-

Liabilities:
Derivatives:
Interest rate swaps	$2,128	$2,128	$-	$2,128	$-	$-
Interest rate treasury locks	1,291	1,291	-	233	1,058	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	151	151	-	151	-	-
Foreign currency forwards	29	29	-	29	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	114	114	-	112	2	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	3,713	3,713	-	2,653	1,060	-
Liabilities held in separate accounts	128,196	128,196	125,058	1,751	1,387	-

Total liabilities	$131,909	$131,909	$125,058	$4,404	$2,447	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2023

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$55,995	$48,884	$215	$46,457	$2,212
Preferred stocks	38	38	-	-	38
Mortgage loans on real estate	10,500	9,812	-	-	9,812
Cash, cash equivalents and short term investments	4,492	4,492	2,659	1,833	-
Policy loans	3,175	3,175	-	3,175	-
Derivatives in effective hedge accounting and RSAT relationships	37	208	-	127	81

Total assets	$74,237	$66,609	$2,874	$51,592	$12,143

Liabilities:
Consumer notes	$92	$99	$-	$-	$99
Borrowed money	500	500	-	500	-
Policy reserves	1,059	1,049	-	-	1,049
Policyholders’ and beneficiaries’ funds	1,992	2,149	-	2,149	-
Derivatives in effective hedge accounting and RSAT relationships	-	1,963	-	1,136	827

Total liabilities	$3,643	$5,760	$-	$3,785	$1,975

	December 31, 2022

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$56,036	$47,274	$286	$44,048	$2,940
Preferred stocks	21	24	-	-	24
Mortgage loans on real estate	11,033	10,124	-	-	10,124
Cash, cash equivalents and short term investments	3,005	3,005	2,006	999	-
Policy loans	2,764	2,764	-	2,764	-
Derivatives in effective hedge accounting and RSAT relationships	45	129	-	129	-

Total assets	$72,904	$63,320	$2,292	$47,940	$13,088

Liabilities:
Consumer notes	$125	$133	$-	$-	$133
Borrowed money	500	500	-	500	-
Policy reserves	1,046	1,033	-	-	1,033
Policyholders’ and beneficiaries’ funds	1,070	1,237	-	1,237	-
Derivatives in effective hedge accounting and RSAT relationships	-	2,047	-	1,229	818

Total liabilities	$2,741	$4,950	$-	$2,966	$1,984

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,736 million and $2,787 million at December 31, 2023 and 2022, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2023, 2022 and 2021, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2023	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2023
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(8)	$-	$-	$19	$-	$(18)	$-	$-	$-	$10
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	17	(8)	-	-	19	-	(18)	-	-	-	10
Preferred stocks:
Industrial and misc	22	-	-	-	1	-	(3)	-	-	(12)	8
Total preferred stocks	22	-	-	-	1	-	(3)	-	-	(12)	8
Common stocks:
Industrial and misc	128	-	11	-	25	-	(40)	-	-	-	124
Total common stocks	128	-	11	-	25	-	(40)	-	-	-	124

Net derivatives	(1,028)	(697)	240	-	-	-	-	688	-	10	(787)
Separate account assets/liabilities	1,387	43	-	-	12	-	(118)	-	-	-	1,324

Total	$526	$(662)	$251	$-	$57	$-	$(179)	$688	$-	$(2)	$679

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2022	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2022
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$17	$-	$17
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	17	-	17
Preferred stocks:
Industrial and misc	7	-	-	-	15	-	-	-	-	-	22
Total preferred stocks	7	-	-	-	15	-	-	-	-	-	22
Common stocks:
Industrial and misc	84	2	11	-	34	-	(3)	-	-	-	128
Total common stocks	84	2	11	-	34	-	(3)	-	-	-	128

Net derivatives	1,278	(545)	(1,996)	-	(81)	-	-	500	-	(184)	(1,028)
Separate account assets/liabilities	1,820	312	-	-	20	-	(764)	-	-	(1)	1,387

Total	$3,189	$(231)	$(1,985)	$-	$(12)	$-	$(767)	$500	$17	$(185)	$526

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2021	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2021
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$16	$1	$-	$-	$-	$-	$(1)	$-	$-	$(16)	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	16	1	-	-	-	-	(1)	-	-	(16)	-
Preferred stocks:
Industrial and misc	16	(3)	-	-	4	-	(10)	-	-	-	7
Total preferred stocks	16	(3)	-	-	4	-	(10)	-	-	-	7
Common stocks:
Industrial and misc	88	5	(3)	-	1	-	(7)	-	-	-	84
Total common stocks	88	5	(3)	-	1	-	(7)	-	-	-	84

Net derivatives	2,210	132	(779)	-	-	-	-	(136)	-	(149)	1,278
Separate account assets/liabilities	1,786	135	-	-	23	-	(124)	-	-	-	1,820

Total	$4,116	$270	$(782)	$-	$28	$-	$(142)	$(136)	$-	$(165)	$3,189

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums earned
Direct	$21,115	$20,631	$21,413
Assumed	463	459	487
Ceded	(5,208)	(7,098)	(5,969)
Net	$16,370	$13,992	$15,931

Benefits to policyholders ceded	$(13,123)	$(13,473)	$(15,679)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2023, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2023, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2023, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $4,875 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded	$(151)	$(174)	$(184)
Premiums assumed	59	69	74
Benefits ceded	(508)	(583)	(602)
Benefits assumed	203	233	241

Other reinsurance receivable (payable)	15	4	21
Funds held by or deposited with reinsured companies	2,482	2,601	2,741

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded, net	$-	$-	$-
Benefits ceded, net	(651)	(531)	(329)

Other reinsurance receivable	88	107	69
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% QS of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% QS. Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded, net	$-	$-	$-
Benefits ceded, net	(392)	(410)	(440)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	37	40	42
Other amounts payable on reinsurance	-	-	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group Limited (“Global Atlantic”) Agreements:

	Year ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded, net	$-	$-	$-
Benefits ceded, net	(62)	(27)	(29)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	3	2	4
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2020, the Company entered into two agreements to reinsure a block of legacy bank-owned life insurance (“BOLI”) contracts with subsidiaries of the Global Atlantic Financial Group Ltd. The first agreement is a monthly renewable term agreement with Global Atlantic Assurance Limited, domesticated in Bermuda, and the other agreement is a 100% coinsurance arrangement with Commonwealth Annuity & Life Insurance Company, licensed in Michigan. Under the terms of both agreements, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Venerable Holdings (“Venerable”) Agreements:

	Year ended December 31,
	2023	2022
(in millions)
Premiums ceded, net	$(6)	$(21,426)
Benefits ceded, net	(1,824)	(1,587)

Other reinsurance receivable	-	-
Other amounts payable on reinsurance	17	9

On November 15, 2021, the Company entered into a Principal Transaction Agreement with Venerable to cede 100% QS of a block of the Company’s legacy U.S. variable annuity (“VA”) policies. Under the terms of the transaction, the Company will retain responsibility for the maintenance of the policies with no intended impact to VA policyholders. The transaction was structured as coinsurance for the general fund liabilities and modified coinsurance for the separate account liabilities. The Company transferred policy liabilities of $1,636 million and cash paid of $997 million. The Company recorded a pre-tax gain of $638 million and an increase of $504 million to statutory surplus which was deferred and will be amortized over a period of approximately twenty years. The transaction was effective on February 1, 2022.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

As of December 31, 2022, the Company recorded $30 million additional payment to Venerable pursuant to an amendment of the Principal Transaction Agreement resulting in a decrease to the initial deferred gain reported in statutory surplus.

In conjunction with the Venerable agreement, the existing modified coinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force was partially recaptured. The partial recapture resulted in a pre-tax loss of $237 million including recapture fee and a decrease of surplus of $187 million net of tax. The partial recapture was necessary to complete the Venerable agreement because the recaptured policies are the same policies at risk under the Venerable agreement. The recapture was effective on February 1, 2022.

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. At the end of 2020, the Company recorded an increase in pre-tax income of $30 million comprised of a cash payment and an increase in surplus of approximately $117 million related to the reversal of certain provisions previously established for the term coinsurance business novated to Hannover Life. During December 2021, the Company collected $7 million from Hannover Life as settlement for the 2020 net claims recoverable balance. On July 18, 2023, a Delaware Chancery Court vice chancellor granted the Receiver’s motion for entry of a liquidation order pertaining to SRUS. The liquidation order, among other things, declares SRUS insolvent and directs the Receiver to take possession of the property and assets of SRUS and to liquidate SRUS. SRUS’ directors consented to the motion, so no hearing was held. Effective September 30, 2023, all remaining agreements between the Company and SRUS were cancelled pursuant to the liquidation order. As of December 31, 2023, the Company has established full provisions to offset the net reinsurance receivables for policies not novated to Hannover Life.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded, net	$(92)	$(113)	$(122)
Benefits ceded, net	(371)	(581)	(374)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	31	65	56
Other amounts payable on reinsurance	6	-	8
Treaty settlement received (paid)	110	70	136

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded	$(488)	$(480)	$(487)
Benefits ceded	(779)	(713)	(670)

Other reinsurance receivable	5	4	12
Other amounts payable on reinsurance	4	23	-
Funds held under coinsurance	9,250	9,138	9,145
Treaty settlement received (paid)	(78)	(182)	50

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $10,305 million and $10,094 million at December 31, 2023 and 2022, respectively. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $9,250 million and $9,138 million at December 31, 2023 and 2022, respectively.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded	$(2,444)	$17,053	$(2,865)
Benefits ceded	(6,203)	(6,736)	(10,752)

Other reinsurance receivable	37	37	121
Other amounts payable on reinsurance	45	214	246
Funds withheld from unauthorized reinsurers	322	276	310
Funds held under coinsurance	-	-	24
Treaty settlement received (paid)	66	(264)	(315)

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, GMIB, and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations. Effective February 1, 2022 in conjunction with the Venerable agreement this treaty was partially recaptured.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $25 million and $21 million as a coinsurance reserve and JHUSA holds $85 million and $143 million as a modified coinsurance reserve at December 31, 2023 and 2022, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to VM-21. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $7 million and $8 million at December 31, 2023 and 2022, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions are structured such that the Company transferred policy liabilities and the increase in surplus net of tax was deferred and will be amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHLH:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded	$(28)	$(27)	$(29)
Premiums assumed	-	-	-
Benefits ceded	(30)	(28)	(24)
Benefits assumed	17	17	25

Other reinsurance receivable	1	-	-
Other amounts payable on reinsurance	-	4	6
Funds held under coinsurance	-	-	-
Treaty settlement received (paid)	(3)	(13)	(26)

On October 1, 2009, the assets supporting individual and group long-term care policyholders who reside in the state of New York (“NY business”) were transferred from the Company to JHLH. The NY business related to individual long-term care was transferred from the Company to JHLH under an assumption reinsurance agreement. The NY business related to group long-term care was transferred from the Company to JHLH under a coinsurance agreement.

On January 1, 2010, the assets supporting certain discontinued life business in the state of New York were transferred from the Company to JHLH under a coinsurance agreement.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded	$(108)	$(118)	$(144)
Premiums assumed	-	-	-
Benefits ceded	(26)	(35)	(57)
Benefits assumed	-	-	-

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	34	39	6
Funds held under coinsurance	437	367	354
Treaty settlement received (paid)	(18)	(78)	(20)

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

In 2023 and 2022, the Company did not commute any material ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) (“DTA”/”DTL”) are as follows:

	December 31, 2023
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,894	$73	$1,967
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,773	73	1,846
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,773	73	1,846
(f) Deferred tax liabilities	1,777	312	2,089
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(4)	$(239)	$(243)

	December 31, 2022
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,846	$81	$1,927
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,725	81	1,806
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,725	81	1,806
(f) Deferred tax liabilities	2,007	79	2,086
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(282)	$2	$(280)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$48	$(8)	$40
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	48	(8)	40
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	48	(8)	40
(f) Deferred tax liabilities	(230)	233	3
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$278	$(241)	$37

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million and $121 million for the years ended December 31, 2023 and 2022, respectively. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not begin to expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2023
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	463	-	463
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	463	-	463
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,711	-	1,711
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,310	73	1,383
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,773	$73	$1,846

	December 31, 2022
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$2	$2
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	366	-	366
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	366	-	366

2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,625	-	1,625
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,359	79	1,438
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,725	$81	$1,806

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$(2)	$(2)
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	97	-	97
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	97	-	97
2. Adjusted gross deferred tax assets allowed per limitation threshold.	86	-	86
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(49)	(6)	(55)
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$48	$(8)	$40

	2023	2022
(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	864%	855%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$11,406	$10,832

Impact of tax planning strategies is as follows:

	December 31, 2023
	(1)	(2)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,773	$73
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,773	$73
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2022
	(3)	(4)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,725	$81
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	2%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,725	$81
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	2%
	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$48	$(8)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$48	$(8)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2023	2022	Change
(in millions)

1. Current income tax
(a) Federal	$(319)	$(68)	$(251)
(b) Foreign	-	-	-
(c) Subtotal	(319)	(68)	(251)
(d) Federal income tax expense (benefit) on net capital gains	214	(40)	254
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-
(g) Federal and foreign income taxes incurred	$(105)	$(108)	$3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,

	(1)	(2)	(3)
			(Col 1 - 2)
	2023	2022	Change

(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	727	712	15
(4) Investments	121	93	28
(5) Deferred acquisition costs	658	596	62
(6) Policyholder dividends accrual	38	41	(3)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	83	71	12
(9) Pension accrual	32	22	10
(10) Receivables - nonadmitted	51	54	(3)
(11) Net operating loss carryforward	14	50	(36)
(12) Tax credit carry-forward	144	182	(38)
(13) Other (including items <5% of total ordinary tax assets)	26	25	1

(99) Subtotal	$1,894	$1,846	$48

(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,773	$1,725	$48

(e) Capital:
(1) Investments	$73	$81	$(8)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$73	$81	$(8)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$73	$81	$(8)
(i) Admitted deferred tax assets (2(d)+2(h))	$1,846	$1,806	$40

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,661	$1,827	$(166)
(2) Fixed assets	14	16	(2)
(3) Deferred and uncollected premium	8	7	1
(4) Policyholder reserves	92	138	(46)
(5) Other (including items <5% of total ordinary tax liabilities)	2	19	(17)

(99) Subtotal	$1,777	$2,007	$(230)
(b) Capital:
(1) Investments	$312	$79	$233
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$312	$79	$233

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$2,089	$2,086	$3

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(243)	$(280)	$37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,

	2023	2022	Change

(in millions)

Total deferred tax assets	$1,846	$1,806	$40
Total deferred tax liabilities	2,089	2,086	3

Net deferred tax assets (liabilities)	$(243)	$(280)	$37

Tax effect of unrealized gains and losses			(19)
Tax effect of unrealized foreign exchange gains (losses)			(3)
Other

Change in net deferred income taxes			$59

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,

	2023	2022	2021

(in millions)

Ordinary provisions computed at statutory rate	$2	$18	$183
Net realized capital gains (losses) before IMR at statutory rate	83	(101)	168
Change in nonadmitted assets	-	-	-
Reinsurance	(12)	87	(14)
Valuation allowance	-	-	-
Tax-exempt income	(19)	24	(16)
Nondeductible expenses	3	2	2
Foreign tax expense gross up	6	6	5
Amortization of IMR	(16)	(22)	(31)
Tax recorded in surplus	(1)	(22)	7
Dividend received deduction	(129)	(112)	(119)
Investment in subsidiaries	(12)	(13)	(16)
Prior year adjustment	(40)	(20)	(26)
Tax credits	(29)	(29)	(22)
Change in tax reserve	-	-	(12)
Pension	-	-	-
Tax rate change	-	-	-
Other	-	2	(1)

Total	$(164)	$(180)	$108

Federal and foreign income taxes incurred	$(319)	$(68)	$(464)
Capital gains tax	214	(40)	201
Change in net deferred income taxes	(59)	(72)	371

Total statutory income tax expense (benefit)	$(164)	$(180)	$108

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

As of December 31, 2023, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

(in millions)
Net Operating Losses
	2022	N/A	14

			$14

General Business Credits	2007	2027	20
	2008	2028	52
	2009	2029	49
	2021	2041	2
	2022	2042	2

			$125

Foreign Tax Credits
	2020	2030	1
	2022	2032	18

			$19

The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $0 million and $0 million for the years 2023, 2022 and 2021 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Funding Company LLC
Manulife Investment Management Farmland Services Inc.	John Hancock Insurance Agency Inc.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Manulife Investment Management Agriculture Services Inc.	John Hancock Life Insurance Company of New York
Manulife Investment Management Forest Management Inc.	John Hancock Realty Advisors Inc.
Manulife Investment Management Timberland and Agriculture Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Reassurance Company Ltd.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Investment Management Timberland and Agriculture GP Inc.
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Financial Corporation	JH Signature Insurance Agency, Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Taxes receivable from / (payable to) affiliates are $106 million and ($60) million at December 31, 2023 and 2022, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2018 with the exception of one issue that is currently in appeals. The audit of tax years 2019-2021 is ongoing.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2023	2022
(in millions)
Balance at beginning of year	$68	$68
Additions based on tax positions related to the current year	-	-
Payments	-	-
Additions for tax positions of prior years	-	-
Reductions for tax positions of prior years	-	-
Balance at end of year	$68	$68

Included in the balances as of December 31, 2023 and 2022, are $68 million and $68 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2023 and 2022, are $0 million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million, and $0 million of interest expense / (benefit) for the years ended December 31, 2023, 2022 and 2021, respectively. The Company had approximately $4 million and $4 million accrued for interest as of December 31, 2023 and 2022, respectively. The Company did not recognize any material penalties for the years ended December 31, 2023, 2022 and 2021.

The Company filed a refund claim with the IRS for the Alternative Minimum Tax (“AMT”) credit carryforward balance that remained as of December 31, 2017. The Company is awaiting the refund and has recorded a current tax recoverable for the full amount of the refundable credit of $293 million.

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”) that goes into effect for tax years beginning after 2022. The Company is a member of a controlled group of corporations whose adjusted financial statement income qualifies it as an “applicable corporation” and therefore subject to CAMT. For the year-ended December 31, 2023, the Company’s best estimate of its CAMT liability is zero which is calculated based on all relevant guidance to date. In addition, the company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance on its regular non-CAMT DTA’s.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2023, 2022 and 2021, the Company paid ordinary dividends of $500 million, $580 million and $580 million and extraordinary dividends of $0 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2023 and 2022, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $586 million outstanding as of December 31, 2023. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes matured on February 15, 2024. Interest expense was $33 million for years ended December 31, 2023, 2022 and 2021. Total interest paid through December 31, 2023 was $979 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. The note which was to have matured on December 14, 2021 was extended to December 14, 2026. On June 15, 2023, the note was amended and restated to address the retirement of The London Interbank Offered Rate (“LIBOR”). Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month Term Secured Overnight Financing Rate (“SOFR”) plus 56 basis points and is payable semi-annually. Interest expense was $4 million, $4 million, and $2 million for the years ended December 31, 2023, 2022 and 2021, respectively. Total interest paid through December 31, 2023 was $41 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

The Company reported $169 million of admitted disallowed negative IMR in special surplus funds.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $308 million, $229 million, and $236 million, respectively, for the years ended December 31, 2023, 2022 and 2021.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $671 million, $662 million, and $716 million for the years ended December 31, 2023, 2022 and 2021, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2023, 2022 and 2021, respectively, the Company received dividends of $23 million, $25 million, and $27 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $56 million, $61 million, and $76 million from JHD, $100 million, $100 million, and $0 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $207 million, $219 million, and $286 million from John Hancock Subsidiaries LLC (“JHS LLC”). These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2023 and 2022, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $625 million and $617 million at December 31, 2023 and 2022, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Third Restated and Amended Liquidity Pool and Loan Facility Agreement effective July 1, 2023. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar SOFR less 5 basis points and interest payable on Canadian dollar funds is based off the Canadian Overnight Repo Rate Average (“CORRA”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2023	2022

(In millions)
The Manufacturers Investment Corporation	$25	$33
John Hancock Financial Corporation	46	60
Manulife Reinsurance Limited	16	31
Manulife Reinsurance (Bermuda) Limited	129	97
Manulife (Michigan) Reassurance Company	9	18
John Hancock Life & Health Insurance Company	256	149
John Hancock Reassurance Company, Ltd.	249	297
John Hancock Life Insurance Company New York	320	318
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	18	13
John Hancock Subsidiaries LLC	61	50
John Hancock Insurance Agency, Inc.	18	16
Essex Corporation	1	1
John Hancock Signature Services, Inc.	-	3
John Hancock Realty Advisors, Inc.	12	7
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	117	62
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	26	30
Manulife Investment Management Private Markets (US) LLC (formerly Hancock Capital Investment Management LLC)	17	20
John Hancock Retirement Plan Services LLC	13	17
The Berkeley Financial Group, LLC	2	2
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	37	31
JH Networking Insurance Agency, Inc.	7	8
John Hancock Financial Network, Inc.	44	42
Manulife Investment Management Timberland and Agriculture, Inc.	27	14
Manulife Investment Management Forest Management, Inc.	10	8
John Hancock Personal Financial Services, LLC	-	4
Guide Financial, Inc.	5	18
John Hancock Funding Company LLC	(27)	(11)

Total	$1,438	$1,338

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At December 31, 2023, 2022 and 2021, the Company held a common stock investment in MMRC of $538 million, $506 million and $417 million, respectively. As of December 31, 2023, 2022 and 2021, MMRC’s total admitted assets included an $999 million, $982 million, and $861 million credit-linked note, respectively. The audited statutory equity of MMRC reflects a departure from NAIC SAP as MMRC uses accounting modifications that allow MMRC to account for and treat the credit-linked note as an admitted asset. As of December 31, 2023, 2022 and 2021, without the modification the Company’s investment in MMRC would be ($460) million, ($476) million and ($444) million, respectively. If MMRC had not been permitted to include the credit linked note as an admitted asset in surplus, its risk-based capital (“RBC”) would be below the mandatory control level.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $300 million, purchase other invested assets of $2,024 million, purchase real estate of $187 million, and issue agricultural and commercial mortgages of $26 million at December 31, 2023. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 38% of these commitments expire in 2024.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases are as follows:

Non-cancelable Operating Leases
(in millions)
2024	$2
2025	2
2026	1
2027	-
2028	-
Thereafter	10

Total	$15

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

The Company received notification of the order for rehabilitation of Time Insurance Company (“Time”). On May 9, 2022, in connection with the Commissioner of Insurance of the State of Wisconsin, the Company and Time entered into an assumption agreement with the Company taking over management for the related block of long-term care policies. The agreement is effective as of July 1, 2022. Prior to this agreement, the Company reinsured all rights and responsibilities with respect to Time’s policyholders. As a result of the agreement, the Company is now the direct writer of the policies. The Company does not expect that this event will result in any negative impacts on the Company’s financial position or results of operations.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In June 2018, a class action was initiated against the Company in the U.S. District Court for the Southern District of New York on behalf of owners of Performance Universal Life (“Perf UL”) policies issued between 2003 and 2010 whose policies were subject to a Cost of Insurance (“COI”) increase announced in 2018. In addition to the class action, twelve individual lawsuits opposing the Perf UL COI increases were filed; nine in federal court and three in state court. The Company has now resolved litigation with respect to 100% of the filed lawsuits, which represents 84% of the total face amount of policies in the COI-increase block. Litigation remains possible with the final approximately 16% of the total face amount of the COI-increase block. Subsequent to the resolution of the Perf UL COI-increase lawsuits, in September 2023 an unrelated lawsuit was initiated against the Company in the U.S. District Court of the Southern District of New York as a putative class action on behalf of all current and former owners of universal life insurance policies issued by the Company “that state that cost of insurance rates will be based on future expectations that include taxes.” The Plaintiff’s theory is that the Company impermissibly failed to decrease the COI rates charged to these policy owners after the implementation of the Tax Cuts and Jobs Act of 2018. It is too early in the litigation to offer any reliable opinion about the scope of the class policies that may be at issue or the likely outcome.

On February 27, 2020, a class action lawsuit was filed against the Company and the U.S. Benefits Committee in the U.S. District Court for the District of Massachusetts (the “Court”) by former employees of the Company on behalf of all Plan Participants, asserting claims for alleged violations of the Employee Retirement Income Security Act of 1974 (“ERISA”) and challenging the competitiveness of the administrative and investment funds fees. On September 30, 2021, the Court granted its final approval to the agreed-upon settlement. Under the Court approved settlement, an amount of $14 million, net of administrative expenses, legal fees, and service awards, will be placed into a settlement fund for the benefit of those who have participated in the Plan and are eligible to participate in the settlement and for plaintiff’s council fees and settlement administration costs. The settlement was entered into solely for the purpose of avoiding possible future expenses, burdens, or distractions of litigation and the Company and U.S. Benefits Committee deny all claims of wrongdoing or liability against them and assert that they have always acted prudently and in the best interests of Plan Participants and beneficiaries. The Company and U.S. Benefits Committee believe that the Plan is well managed, its funds are of a high quality, it provides a generous

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

benefit, including providing matching contributions and waiving most investment advisory fees, and the Plan has not caused any injury or damage.

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$1,561	$60	$995	$2,616	2%
At book value less current surrender charge of 5% or more	1	-	-	1	0%
At fair value	-	-	124,516	124,516	87%

Total with adjustment or at fair value	1,562	60	125,511	127,133	89%
At book value without adjustment (minimal or no charge or adjustment)	3,106	-	-	3,106	2%
Not subject to discretionary withdrawal	13,008	126	244	13,378	9%

Total (gross)	17,676	186	125,755	143,617	100%

Reinsurance ceded	7,540	-	-	7,540

Total (net)	$10,136	$186	$125,755	$136,077

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$-	$-	$1

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$288	$97	$1,011	$1,396	1%
At book value less current surrender charge of 5% or more	-	-	-	-	0%
At fair value	299	-	111,914	112,213	86%

Total with adjustment or at fair value	587	97	112,925	113,609	87%
At book value without adjustment (minimal or no charge or adjustment)	3,766	-	-	3,766	3%
Not subject to discretionary withdrawal	13,393	136	202	13,731	10%

Total (gross)	17,746	233	113,127	131,106	100%

Reinsurance ceded	8,284	-	-	8,284

Total (net)	$9,462	$233	$113,127	$122,822

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2023
	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	5,952	5,945	6,187
c. Universal Life with Secondary Guarantees	14,125	12,714	26,927
d. Indexed Universal Life	192	189	207
e. Indexed Universal Life with Secondary Guarantees	4,439	3,778	4,324
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	15,294	15,294	15,399
h. Variable Life	298	298	79
i. Variable Universal Life	2,993	2,985	3,029
j. Miscellaneous Reserves	-	-	7,571
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	2,837
b. Accidental Death Benefits	-	-	6
c. Disability - Active Lives	-	-	23
d. Disability - Disabled Lives	-	-	123
e. Miscellaneous Reserves	-	-	212

(3) Total (gross: direct + assumed)	$43,293	$41,203	$66,924
(4) Reinsurance Ceded	12,453	11,973	20,741

(5) Total (net) (3) - (4)	$30,840	$29,230	$46,183

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$1,832	$1,832	$1,830
i. Variable Universal Life	14,896	14,579	14,610
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$16,728	$16,411	$16,440
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$16,728	$16,411	$16,440

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2022
	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	6,062	6,053	6,231
c. Universal Life with Secondary Guarantees	14,177	12,611	26,319
d. Indexed Universal Life	182	179	194
e. Indexed Universal Life with Secondary Guarantees	3,723	3,148	3,858
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	15,903	15,903	15,985
h. Variable Life	29	14	23
i. Variable Universal Life	3,059	3,044	2,953
j. Miscellaneous Reserves	-	-	7,958
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	2,937
b. Accidental Death Benefits	-	-	7
c. Disability - Active Lives	-	-	25
d. Disability - Disabled Lives	-	-	127
e. Miscellaneous Reserves	-	-	231

(3) Total (gross: direct + assumed)	$43,135	$40,952	$66,848
(4) Reinsurance Ceded	10,714	10,206	21,679

(5) Total (net) (3) - (4)	$32,421	$30,746	$45,169

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$1,792	$1,769	$1,791
i. Variable Universal Life	12,925	12,643	12,679
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$14,717	$14,412	$14,470
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$14,717	$14,412	$14,470

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB, GMIB and GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
(in millions)	2023	2022	2023	2022

Group Annuity Contracts (401K)	$102,379	$90,020	$-	$-
Variable and Fixed Annuities	21,216	20,885	16	19
Life Insurance	16,904	14,830	-	-
Fixed Products - Institutional and stable value fund	1,201	1,191	-	-
Fixed Products - Retail	29	26	65	112
Investments - Funds	1,074	1,113	-	-

Total	$142,803	$128,065	$81	$131

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2023	$151	$89
2022	$157	$76
2021	$164	$51
2020	$177	$61
2019	$196	$67

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2023	2022
(in millions, except for ages)
Account value	$21,191	$20,916
Amount of reserve held	348	330
Net amount at risk - gross	6,287	8,110
Weighted average attained age	74	74

The following assumptions and methodology were used to determine the amounts above at December 31, 2023 and 2022:

•	VM-21 is used in both years to determine the aggregate reserve for products falling under the scope.

•	The prescribed Economic Scenario Generator (“ESG”) is used for VM-21 in both years, so there are no calibration criteria requirements.

•

In 2023 and 2022, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2023 and 2022, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the applicable swap curve at December 31 is used for discounting in both years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2023	2022
(in millions)
Type of Fund
Equity	$22,974	$20,950
Balanced	6,263	6,244
Bonds	4,353	4,473
Money Market	418	469

Total	$34,008	$32,136

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2023			2022
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Premiums, deposits and other considerations	$-	$15,424	$15,424	$1	$14,869	$14,870

Reserves for accounts with assets at:
Fair value	186	142,194	142,380	233	127,598	127,831
Amortized cost	-	-	-	-	-	-
Total	$186	$142,194	$142,380	$233	$127,598	$127,831

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2023			2022
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$60	$995	$1,055	$97	$1,011	$1,108
At book value without fair value adjustments and with current surrender charge of 5% or more	-	931	931	-	873	873
At fair value	-	139,371	139,371	-	124,420	124,420
At book value without fair value adjustments and with current surrender charge of less than 5%	-	653	653	-	1,092	1,092
Subtotal	60	141,950	142,010	97	127,396	127,493
Not subject to discretionary withdrawal	126	244	370	136	202	338
Total	$186	$142,194	$142,380	$233	$127,598	$127,831

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2023	2022	2021
(in millions)
Transfers to separate accounts	$16,409	$15,744	$16,883
Transfers from separate accounts	21,555	20,796	24,937
Net transfers to (from) separate accounts	$(5,146)	$(5,052)	$(8,054)

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $24 million, $25 million, and $29 million in 2023, 2022 and 2021, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was $53 million for 2023 and was not material for the years ended 2022 and 2021, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $227 million and $240 million at December 31, 2023 and 2022, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2023, 2022 and 2021, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2023 and 2022 was $170 million and $151 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2023 and 2022 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2023, 2022 and 2021, respectively.

17. Lines of Credit, Consumer Notes and Affiliated Debt

Effective June 30, 2023, the Company amended certain intercompany loan agreements to address the industry transition from The London Interbank Offered Rate (“LIBOR”) to Secured Overnight Financing Rate (“SOFR”), as publication of LIBOR ceased after June 30, 2023. Effective July 1, 2023, the SOFR-based interest rate has been implemented for intercompany loans where the Company is either a lender or borrower.

Lines of Credit: At December 31, 2023, the Company, JHF LLC, The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”) share in a loan facility established by Manulife Reinsurance (Bermuda) Limited (“MRBL”) totaling $1 billion, which will expire October 5, 2026. MRBL will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the loan facility agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2023, the Company had no outstanding borrowings under the agreement.

JHUSA and MIC were in a committed line of credit established by MFC totaling $1 billion, which was set to expire December 21, 2023. On June 30, 2023, the existing credit facility was terminated and MFC issued a new 5-year uncommitted credit facility to JHUSA and MIC totaling $1 billion, set to expire June 30, 2028. MFC will loan funds when requested for contingency purposes at a fluctuating interest based on the SOFR Rate Index as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2023, the Company had no outstanding borrowings under the agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At December 31, 2023, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2027. The banks may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2023. At December 31, 2023, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2023, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which was extended to February 15, 2032. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2023, the Company had $120 million outstanding loan to JHS LLC under the agreement with a fair value of $120 million. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loan was $7 million and $4 million for the years ended December 31, 2023 and 2022.

Pursuant to a revolving promissory note dated November 2, 2020, the Company entered into a line of credit agreement with John Hancock GA Senior Loan Trust (Delaware) (“SL Trust”) totaling up to $50 million. The term of the line of credit will be one year and is expected to be renewed on an annual basis. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. On November 2, 2023, the line of credit agreement was renewed, and maturity date extended for a period of one year to November 2, 2024. Following the renewal, the interest on the loan is calculated at a fluctuating rate equal to SOFR Rate Index plus 105 basis points reset on the last business day of March, June, September and December and is payable quarterly. At December 31, 2023, the Company had no outstanding borrowings under the agreement. This investment is nonadmitted in the Company’s statutory financial statements.

Effective June 30, 2020, the Company entered into a senior loan facility with The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”). The loan was to be repaid and the facility terminated on or before June 30, 2021. During 2021, the loan facility was renewed and extended to June 30, 2022. Under the terms of the agreement, the Company may loan up to $750 million to MLI and/or MFAL. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR plus 47 basis points per annum. Effective June 30, 2022, the loan facility was terminated. The Company had no outstanding borrowings under the agreement.

Effective December 31, 2023, the Company entered into a 5-year senior loan facility with MLI and MFAL, set to expire June 30, 2028. Under the terms of the agreement, the Company may loan up to $750 million to MLI and/or MFAL. The interest on the loan is calculated at a fluctuating rate equal to SOFR Rate Index plus 29 basis points as determined in accordance with the loan agreement. At December 31, 2023, the Company has no outstanding borrowings under the agreement.

Effective July 31, 2023, the Company, JHF LLC, MFAL and Manufacturers Life Reinsurance Limited (“MLRL”) share in a 5-year loan facility established by John Hancock Reassurance Company Ltd. (“JHRECO”) totaling $200 million, which will expire July 31, 2028. JHRECO will commit, when requested, to loan funds for contingent purposes at prevailing interest rates equal to 3-month term SOFR as determined in accordance with the loan facility agreement. At December 31, 2023, the Company has no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2023 and 2022 was $92 million and $125 million, respectively. Interest ranging from 4.98% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2024-$0 million; 2025-$0 million; 2026-$0 million; 2027-$40 million; 2028-$51 million; and thereafter $1 million.

Interest expense on consumer notes, included in benefits to policyholders, was $6 million, $9 million, and $6 million in 2023, 2022 and 2021, respectively. Interest paid amounted to $5 million, $7 million, and $8 million in 2023, 2022 and 2021, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2023
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	5	5	-
(c) Activity stock	18	18	-
(d) Excess stock	7	7	-
(e) Aggregate total	$30	$30	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$659

	December 31, 2022
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	5	5	-
(c) Activity stock	18	18	-
(d) Excess stock	-	-	-
(e) Aggregate total	$23	$23	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

FHLBI membership stock of $5 million and $5 million was classified as not eligible for redemption for the years ended December 31, 2023 and 2022, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the collateral pledged to the FHLBI at the end of the year:

	December 31, 2023
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$1,684	$1,763	$500
(b) Separate account	-	-	-
(c) Total collateral pledged	$1,684	$1,763	$500

	December 31, 2022
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$1,654	$1,760	$500
(b) Separate account	-	-	-
(c) Total collateral pledged	$1,654	$1,760	$500

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2023
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$1,811	$1,988	$500
(b) Separate account	-	-	-
(c) Total maximum collateral pledged	$1,811	$1,988	$500

	December 31, 2022
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$2,105	$2,017	$500
(b) Separate account	-	-	-
(c) Total maximum collateral pledged	$2,105	$2,017	$500

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table represents the aggregate amount of borrowing from FHLBI at the end of the year:

	December 31, 2023
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

	December 31, 2022
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2023 was $1,000 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2023	2022
(in millions)

Assets:
Bonds	$1,281	$1,509
Stocks:
Common stocks	2	-
Mortgage loans on real estate	462	469
Real estate	560	603
Cash, cash equivalents and short-term investments	8	7
Policy loans	1,607	1,636
Other invested assets	485	758
Total cash and invested assets	4,405	4,982
Investment income due and accrued	106	100
Premiums due	3	3
Net deferred tax asset	51	39
Other reinsurance receivable	26	23
Total closed block assets	4,591	5,147

Obligations:
Policy reserves	$3,894	$3,989
Policyholders’ and beneficiaries’ funds	50	51
Dividends payable to policyholders	170	184
Policy benefits in process of payment	108	133
Current federal income taxes payable	245	307
Other closed block obligations	271	281
Total closed block obligations	4,738	4,945

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2023 financial statements through April 3, 2024, the date the financial statements were issued.

On December 11, 2023, the Company entered into an agreement with Global Atlantic Financial Group Ltd to reinsure a block of LTC policies and annuity structured settlements. Under the terms of the transaction, the Company will retain responsibility for the administration of the policies with no intended impact to policyholders. The transaction was structured as coinsurance with an 80% quota share for the LTC block and a 100% quota share for the annuity structured settlements. The Company transferred policy liabilities of $4,992 million and assets of $5,331 million.

In conjunction with the LTC component of the transaction, the existing coinsurance with funds withheld treaty with JHRECO covering the LTC policies was partially recaptured. The recapture was necessary to complete the transaction with Global Atlantic Financial Group LTD because the policies under this treaty are the same policies at risk.

The transaction was effective on January 1, 2024 and closed on February 22, 2024.

A U D I T E D  F I N A N C I A L  S T A T E M E N T S

HANCOCK JOHN VARIABLE LIFE ACCOUNT UV/

(“John Hancock Variable Life Separate Account UV of John Hancock Life Insurance Company (U.S.A.)”)

December 31, 2023

1 of 42

John Hancock Variable Life

Separate Account UV

Audited Financial Statements

December 31, 2023

2 of 42

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

Hancock John Variable Life Account UV/

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Hancock John Variable Life Account UV/ (the “Separate Account”) as of December 31, 2023, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1993.

Boston, Massachusetts

April 3, 2024

3 of 42

Appendix

Subaccounts comprising Hancock John Variable Life Account UV/

500 Index Fund Series NAV	M International Equity

Active Bond Trust Series NAV	M Large Cap Growth

American Asset Allocation Trust Series I	M Large Cap Value

American Global Growth Trust Series I	Managed Volatility Balanced Portfolio Series NAV

American Growth Trust Series I	Managed Volatility Conservative Portfolio Series NAV

American Growth-Income Trust Series I	Managed Volatility Growth Portfolio Series NAV

American International Trust Series I	Managed Volatility Moderate Portfolio Series NAV

Blue Chip Growth Trust Series NAV	Mid Cap Growth Trust Series NAV

Capital Appreciation Trust Series NAV	Mid Cap Index Trust Series NAV

Capital Appreciation Value Trust Series NAV	Mid Value Trust Series NAV

Core Bond Trust Series NAV	Money Market Trust Series NAV

Disciplined Value International Trust Series NAV	Opportunistic Fixed Income Trust Series NAV

Emerging Markets Value Trust Series NAV	PIMCO All Asset

Equity Income Trust Series NAV	Real Estate Securities Trust Series NAV

Financial Industries Trust Series NAV	Science & Technology Trust Series NAV

Fundamental All Cap Core Trust Series NAV	Select Bond Trust Series NAV

Fundamental Large Cap Value Trust Series NAV	Short Term Government Income Trust Series NAV

Global Equity Trust Series NAV	Small Cap Index Trust Series NAV

Health Sciences Trust Series NAV	Small Cap Opportunities Trust Series NAV

High Yield Trust Series NAV	Small Cap Stock Trust Series NAV

International Equity Index Series NAV	Small Cap Value Trust Series NAV

International Small Company Trust Series NAV	Small Company Value Trust Series NAV

Investment Quality Bond Trust Series NAV	Strategic Income Opportunities Trust Series NAV

Lifestyle Growth Portfolio Series NAV	Total Bond Market Series Trust NAV

M Capital Appreciation	Total Stock Market Index Trust Series NAV

4 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	500 Index Fund Series NAV	Active Bond Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I	American Growth- Income Trust Series I

Total Assets

Investments at fair value	$238,441,573	$38,357,720	$6,908	$177,756	$809,506	$198,440

Units outstanding	2,446,209	3,685,045	246	5,347	12,094	4,032

Unit value	$97.47	$10.41	$28.08	$33.24	$66.93	$49.22

Shares	4,781,263	4,638,189	753	12,457	52,531	12,615

Cost	$158,920,271	$44,319,525	$8,990	$195,218	$898,266	$204,641

See accompanying notes.

5 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	American International Trust Series I	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series NAV	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series NAV	Disciplined Value International Trust Series NAV

Total Assets

Investments at fair value	$225,343	$65,443,097	$21,879,098	$118,357	$183,832	$3,973,675

Units outstanding	9,112	2,132,285	285,178	2,845	10,717	162,776

Unit value	$24.73	$30.69	$76.72	$41.60	$17.15	$24.41

Shares	15,541	2,412,977	4,358,386	10,789	16,341	259,209

Cost	$266,129	$69,892,013	$22,726,804	$130,828	$210,835	$3,265,305

See accompanying notes.

6 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Emerging Markets Value Trust Series NAV	Equity Income Trust Series NAV	Financial Industries Trust Series NAV	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series NAV	Global Equity Trust Series NAV

Total Assets

Investments at fair value	$573,854	$16,151,388	$140,701	$261,130,567	$730,566	$223,244

Units outstanding	37,226	203,357	3,482	17,937,967	16,409	8,552

Unit value	$15.42	$79.42	$40.41	$14.56	$44.52	$26.10

Shares	57,157	1,211,657	12,849	8,975,531	28,750	9,989

Cost	$527,805	$17,408,832	$149,230	$203,449,220	$611,385	$197,857

See accompanying notes.

7 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Health Sciences Trust Series NAV	High Yield Trust Series NAV	International Equity Index Series NAV	International Small Company Trust Series NAV	Investment Quality Bond Trust Series NAV	Lifestyle Growth Portfolio Series NAV

Total Assets

Investments at fair value	$1,736,730	$862,536	$124,270,362	$31,666	$27,801	$1,621,994

Units outstanding	15,164	32,235	2,382,353	1,390	1,612	94,084

Unit value	$114.53	$26.76	$52.16	$22.78	$17.25	$17.24

Shares	72,064	186,292	6,779,621	2,493	2,888	123,816

Cost	$1,934,095	$955,276	$123,260,609	$30,361	$32,880	$1,897,816

See accompanying notes.

8 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	M Capital Appreciation	M International Equity	M Large Cap Growth	M Large Cap Value	Managed Volatility Balanced Portfolio Series NAV	Managed Volatility Conservative Portfolio Series NAV

Total Assets

Investments at fair value	$286,490	$147,044	$100,522	$39,436	$54,815,614	$346,365

Units outstanding	1,954	3,445	798	950	4,340,370	17,481

Unit value	$146.62	$42.68	$125.97	$41.51	$12.63	$19.81

Shares	11,727	10,821	3,459	2,688	5,459,530	35,781

Cost	$299,780	$130,640	$99,157	$32,906	$62,673,017	$441,519

See accompanying notes.

9 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series NAV	Mid Cap Growth Trust Series NAV	Mid Cap Index Trust Series NAV	Mid Value Trust Series NAV	Money Market Trust Series NAV

Total Assets

Investments at fair value	$3,950,928	$402,707	$11,149,638	$1,971,073	$11,688,139	$9,453,818

Units outstanding	164,833	18,337	76,076	45,804	152,561	726,810

Unit value	$23.97	$21.96	$146.56	$43.03	$76.61	$13.01

Shares	374,851	41,731	1,229,288	100,616	1,197,555	9,453,818

Cost	$4,613,686	$467,955	$17,653,367	$2,021,240	$12,043,174	$9,453,818

See accompanying notes.

10 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Opportunistic Fixed Income Trust Series NAV	PIMCO All Asset	Real Estate Securities Trust Series NAV	Science & Technology Trust Series NAV	Select Bond Trust Series NAV	Short Term Government Income Trust Series NAV

Total Assets

Investments at fair value	$1,078,624	$64,062	$16,963,019	$508,188	$70,584	$2,744,714

Units outstanding	32,714	2,993	427,473	5,240	5,876	194,644

Unit value	$32.97	$21.40	$39.68	$96.98	$12.01	$14.10

Shares	98,235	6,896	907,599	27,031	6,012	245,722

Cost	$1,190,756	$73,129	$14,319,881	$560,711	$80,609	$3,030,628

See accompanying notes.

11 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series NAV	Small Cap Stock Trust Series NAV	Small Cap Value Trust Series NAV	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series NAV

Total Assets

Investments at fair value	$276,733	$32,128	$11,992,206	$2,360,223	$79,319	$399,627

Units outstanding	8,355	790	223,625	24,192	1,840	17,861

Unit value	$33.12	$40.67	$53.63	$97.56	$43.11	$22.37

Shares	21,125	1,187	1,978,917	171,903	8,726	31,767

Cost	$295,138	$31,698	$16,209,780	$2,794,832	$99,889	$426,694

See accompanying notes.

12 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Total Bond Market Series Trust NAV	Total Stock Market Index Trust Series NAV

Total Assets

Investments at fair value	$168,899,847	$1,883,643

Units outstanding	7,519,779	22,975

Unit value	$22.46	$81.99

Shares	18,808,446	77,548

Cost	$189,781,842	$1,627,537

See accompanying notes.

13 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series NAV		American Asset Allocation Trust Series I

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$2,541,136	$2,417,797	$1,332,736	$1,432,750	$123	$146

Interest on policy loans	-	-	(126,769)	619,537	-	-

Expenses:

Mortality and expense risk and administrative charges	(1,143,009)	(1,149,312)	(136,787)	(205,905)	-	-

Net investment income (loss)	1,398,127	1,268,485	1,069,180	1,846,382	123	146

Realized gains (losses) on investments:

Capital gain distributions received	2,720,215	6,463,622	-	253,470	898	736

Net realized gain (loss)	6,834,033	39,496,328	(659,190)	184,032	(26)	-

Realized gains (losses)	9,554,248	45,959,950	(659,190)	437,502	872	736

Unrealized appreciation (depreciation) during the period	35,878,466	(92,610,599)	1,714,413	(9,005,617)	(159)	(1,790)

Net increase (decrease) in net assets from operations	46,830,841	(45,382,164)	2,124,403	(6,721,733)	836	(908)

Changes from principal transactions:

Purchase payments	662,674	1,167,694	1,461,534	1,554,705	335	335

Transfers between sub-accounts and the company	21,369,955	19,274,962	(2,006)	(35,524,270)	(57)	59

Transfers on general account policy loans	(83,649)	(162,323)	349,436	927,225	-	-

Withdrawals	(5,234,716)	(41,550,317)	(2,601,289)	(2,820,508)	-	-

Annual contract fee	(2,670,470)	(2,984,857)	(1,481,808)	(1,628,843)	(106)	(109)

Net change in separate account policy loans	-	-	(7,991,588)	(870,898)	-	-

Net increase (decrease) in net assets from principal transactions	14,043,794	(24,254,841)	(10,265,721)	(38,362,589)	172	285

Total increase (decrease) in net assets	60,874,635	(69,637,005)	(8,141,318)	(45,084,322)	1,008	(623)

Net assets at beginning of period	177,566,938	247,203,943	46,499,038	91,583,360	5,900	6,523

Net assets at end of period	$238,441,573	$177,566,938	$38,357,720	$46,499,038	$6,908	$5,900

	2023	2022	2023	2022	2023	2022

Units, beginning of period	2,279,934	2,580,759	99,025	633,459	239	228

Units issued	265,272	360,327	3,730,718	4,326	9	11

Units redeemed	(98,997)	(661,152)	(144,698)	(538,760)	(2)	-

Units, end of period	2,446,209	2,279,934	3,685,045	99,025	246	239

See accompanying notes.	14 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series I		American Growth Trust Series I		American Growth-Income Trust Series I

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$828	$861	$533	$10,321	$1,919	$3,655

Interest on policy loans	-	-	-	-	-	-

Expenses:

Mortality and expense risk and administrative charges	(500)	(482)	(2,915)	(2,540)	-	-

Net investment income (loss)	328	379	(2,382)	7,781	1,919	3,655

Realized gains (losses) on investments:

Capital gain distributions received	22,774	20,969	116,222	173,980	19,230	8,713

Net realized gain (loss)	(1,061)	1,173	(15,764)	(4,674)	(967)	(465)

Realized gains (losses)	21,713	22,142	100,458	169,306	18,263	8,248

Unrealized appreciation (depreciation) during the period	10,409	(71,390)	132,924	(408,394)	20,156	(43,156)

Net increase (decrease) in net assets from operations	32,450	(48,869)	231,000	(231,307)	40,338	(31,253)

Changes from principal transactions:

Purchase payments	5,557	8,329	8,903	44,170	7,926	7,892

Transfers between sub-accounts and the company	(3,724)	11,721	(24,938)	180,187	(298)	479

Transfers on general account policy loans	(163)	(148)	(23)	(20)	(69)	(206)

Withdrawals	(22)	(16)	(68)	(7,890)	-	2

Annual contract fee	(9,775)	(8,601)	(42,830)	(54,732)	(6,403)	(5,871)

Net change in separate account policy loans	-	-	-	-	-	-

Net increase (decrease) in net assets from principal transactions	(8,127)	11,285	(58,956)	161,715	1,156	2,296

Total increase (decrease) in net assets	24,323	(37,584)	172,044	(69,592)	41,494	(28,957)

Net assets at beginning of period	153,433	191,017	637,462	707,054	156,946	185,903

Net assets at end of period	$177,756	$153,433	$809,506	$637,462	$198,440	$156,946

	2023	2022	2023	2022	2023	2022

Units, beginning of period	5,625	5,225	13,115	10,004	4,008	3,951

Units issued	199	730	244	4,333	166	188

Units redeemed	(477)	(330)	(1,265)	(1,222)	(142)	(131)

Units, end of period	5,347	5,625	12,094	13,115	4,032	4,008

See accompanying notes.	15 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series I		Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series NAV

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$2,193	$4,590	$-	$-	$-	$-

Interest on policy loans	-	-	(26,858)	168,658	-	-

Expenses:

Mortality and expense risk and administrative charges	(290)	(294)	(317,313)	(359,850)	(109,571)	(136,531)

Net investment income (loss)	1,903	4,296	(344,171)	(191,192)	(109,571)	(136,531)

Realized gains (losses) on investments:

Capital gain distributions received	31,261	9,304	1	14,546,693	275,678	4,811,974

Net realized gain (loss)	270	11	(5,817,939)	17,954,557	(1,819,992)	(4,558,095)

Realized gains (losses)	31,531	9,315	(5,817,938)	32,501,250	(1,544,314)	253,879

Unrealized appreciation (depreciation) during the period	(3,460)	(66,912)	28,269,388	(68,511,721)	9,372,993	(17,010,878)

Net increase (decrease) in net assets from operations	29,974	(53,301)	22,107,279	(36,201,663)	7,719,108	(16,893,530)

Changes from principal transactions:

Purchase payments	2,392	2,580	1,188,545	1,102,320	404,936	399,488

Transfers between sub-accounts and the company	1,942	3,177	197,821	(61,067,984)	8,602	(57,908,352)

Transfers on general account policy loans	(508)	(363)	(416,616)	96,119	(132,913)	(325,191)

Withdrawals	-	-	(2,781,931)	(1,995,084)	(769,519)	(724,800)

Annual contract fee	(5,906)	(5,136)	(1,576,681)	(1,572,806)	(536,010)	(520,008)

Net change in separate account policy loans	-	-	(2,159,588)	(262,782)	-	-

Net increase (decrease) in net assets from principal transactions	(2,080)	258	(5,548,450)	(63,700,217)	(1,024,904)	(59,078,863)

Total increase (decrease) in net assets	27,894	(53,043)	16,558,829	(99,901,880)	6,694,204	(75,972,393)

Net assets at beginning of period	197,449	250,492	48,884,268	148,786,148	15,184,894	91,157,287

Net assets at end of period	$225,343	$197,449	$65,443,097	$48,884,268	$21,879,098	$15,184,894

	2023	2022	2023	2022	2023	2022

Units, beginning of period	9,208	9,206	177,773	385,949	300,945	1,118,585

Units issued	175	241	3,141,841	3,895	5,372	4,678

Units redeemed	(271)	(239)	(1,187,329)	(212,071)	(21,139)	(822,318)

Units, end of period	9,112	9,208	2,132,285	177,773	285,178	300,945

See accompanying notes.	16 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series NAV		Core Bond Trust Series NAV		Disciplined Value International Trust Series NAV

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$1,988	$1,079	$5,501	$9,079	$610,358	$1,196,807

Interest on policy loans	-	-	-	-	-	-

Expenses:

Mortality and expense risk and administrative charges	-	-	(571)	(597)	(162,551)	(237,306)

Net investment income (loss)	1,988	1,079	4,930	8,482	447,807	959,501

Realized gains (losses) on investments:

Capital gain distributions received	11,380	13,670	-	(1)	-	-

Net realized gain (loss)	(660)	58	(42,415)	(1,261)	3,803,320	4,488,447

Realized gains (losses)	10,720	13,728	(42,415)	(1,262)	3,803,320	4,488,447

Unrealized appreciation (depreciation) during the period	5,900	(25,735)	52,501	(67,037)	(1,252,618)	(7,970,470)

Net increase (decrease) in net assets from operations	18,608	(10,928)	15,016	(59,817)	2,998,509	(2,522,522)

Changes from principal transactions:

Purchase payments	1,620	1,620	4,061	19,172	116,079	124,677

Transfers between sub-accounts and the company	(69)	66,615	(213,641)	5,150	(30,136,815)	(26,852,228)

Transfers on general account policy loans	(128)	(300)	2,268	796	(6,597)	(24,365)

Withdrawals	-	1	6	1	(1,350,212)	(9,046,815)

Annual contract fee	(5,071)	(4,196)	(6,635)	(8,247)	(350,938)	(495,234)

Net change in separate account policy loans	-	-	-	-	-	-

Net increase (decrease) in net assets from principal transactions	(3,648)	63,740	(213,941)	16,872	(31,728,483)	(36,293,965)

Total increase (decrease) in net assets	14,960	52,812	(198,925)	(42,945)	(28,729,974)	(38,816,487)

Net assets at beginning of period	103,397	50,585	382,757	425,702	32,703,649	71,520,136

Net assets at end of period	$118,357	$103,397	$183,832	$382,757	$3,973,675	$32,703,649

	2023	2022	2023	2022	2023	2022

Units, beginning of period	2,941	1,267	22,844	21,933	1,489,455	3,073,895

Units issued	42	1,799	351	1,357	7,584	81,833

Units redeemed	(138)	(125)	(12,478)	(446)	(1,334,263)	(1,666,273)

Units, end of period	2,845	2,941	10,717	22,844	162,776	1,489,455

See accompanying notes.	17 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Emerging Markets Value Trust Series NAV		Equity Income Trust Series NAV		Financial Industries Trust Series NAV

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$8,824	$21,588	$301,455	$287,419	$2,327	$3,478

Interest on policy loans	-	-	-	-	-	-

Expenses:

Mortality and expense risk and administrative charges	(1,653)	(1,800)	(73,714)	(97,145)	(194)	(214)

Net investment income (loss)	7,171	19,788	227,741	190,274	2,133	3,264

Realized gains (losses) on investments:

Capital gain distributions received	-	-	1,414,689	1,701,575	5,632	25,195

Net realized gain (loss)	(870)	10,403	(274,555)	4,057,794	(390)	760

Realized gains (losses)	(870)	10,403	1,140,134	5,759,369	5,242	25,955

Unrealized appreciation (depreciation) during the period	70,490	(104,888)	(37,739)	(5,704,086)	(818)	(51,307)

Net increase (decrease) in net assets from operations	76,791	(74,697)	1,330,136	245,557	6,557	(22,088)

Changes from principal transactions:

Purchase payments	5,510	8,277	573,636	648,918	4,070	4,227

Transfers between sub-accounts and the company	(791)	(38,922)	45,466	(40,499,338)	1,559	1,560

Transfers on general account policy loans	825	(1,908)	(70,633)	(196,207)	(525)	(1,217)

Withdrawals	(45,727)	(353)	(385,724)	(1,242,649)	(3,358)	(4)

Annual contract fee	(11,161)	(12,611)	(640,150)	(703,927)	(5,044)	(5,956)

Net change in separate account policy loans	-	-	-	-	-	-

Net increase (decrease) in net assets from principal transactions	(51,344)	(45,517)	(477,405)	(41,993,203)	(3,298)	(1,390)

Total increase (decrease) in net assets	25,447	(120,214)	852,731	(41,747,646)	3,259	(23,478)

Net assets at beginning of period	548,407	668,621	15,298,657	57,046,303	137,442	160,920

Net assets at end of period	$573,854	$548,407	$16,151,388	$15,298,657	$140,701	$137,442

	2023	2022	2023	2022	2023	2022

Units, beginning of period	40,993	44,132	209,976	764,879	3,568	3,617

Units issued	430	520	6,278	21,315	72	69

Units redeemed	(4,197)	(3,659)	(12,897)	(576,218)	(158)	(118)

Units, end of period	37,226	40,993	203,357	209,976	3,482	3,568

See accompanying notes.	18 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series NAV		Global Equity Trust Series NAV

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$956,171	$635,855	$7,100	$7,204	$1,737	$5,681

Interest on policy loans	(354,038)	1,778,385	-	-	-	-

Expenses:

Mortality and expense risk and administrative charges	(862,908)	(998,142)	(2,493)	(2,435)	(665)	(694)

Net investment income (loss)	(260,775)	1,416,098	4,607	4,769	1,072	4,987

Realized gains (losses) on investments:

Capital gain distributions received	29,457,191	21,285,781	50,609	83,265	7,361	13,108

Net realized gain (loss)	9,167,522	32,819,602	9,103	22,319	834	1,134

Realized gains (losses)	38,624,713	54,105,383	59,712	105,584	8,195	14,242

Unrealized appreciation (depreciation) during the period	31,028,194	(125,884,832)	75,046	(168,174)	28,586	(55,426)

Net increase (decrease) in net assets from operations	69,392,132	(70,363,351)	139,365	(57,821)	37,853	(36,197)

Changes from principal transactions:

Purchase payments	4,719,271	4,739,438	11,381	11,728	4,765	5,044

Transfers between sub-accounts and the company	(359,086)	(41,307,518)	323	(24,994)	1,560	1,560

Transfers on general account policy loans	(16,138)	2,292,280	(27)	(419)	(580)	(463)

Withdrawals	(11,397,610)	(11,693,294)	(7,562)	(85)	-	(191)

Annual contract fee	(7,828,024)	(7,763,584)	(31,207)	(26,961)	(17,377)	(14,760)

Net change in separate account policy loans	(23,153,858)	(2,763,380)	-	-	-	-

Net increase (decrease) in net assets from principal transactions	(38,035,445)	(56,496,058)	(27,092)	(40,731)	(11,632)	(8,810)

Total increase (decrease) in net assets	31,356,687	(126,859,409)	112,273	(98,552)	26,221	(45,007)

Net assets at beginning of period	229,773,880	356,633,289	618,293	716,845	197,023	242,030

Net assets at end of period	$261,130,567	$229,773,880	$730,566	$618,293	$223,244	$197,023

	2023	2022	2023	2022	2023	2022

Units, beginning of period	424,169	627,852	17,077	18,195	9,066	9,478

Units issued	18,267,946	6,799	314	537	231	264

Units redeemed	(754,148)	(210,482)	(982)	(1,655)	(745)	(676)

Units, end of period	17,937,967	424,169	16,409	17,077	8,552	9,066

See accompanying notes.	19 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series NAV		High Yield Trust Series NAV		International Equity Index Series NAV

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$-	$-	$22,621	$52,024	$2,218,204	$2,625,275

Interest on policy loans	-	-	-	-	(3,520)	22,414

Expenses:

Mortality and expense risk and administrative charges	(403)	(409)	(3,545)	(3,751)	(560,532)	(508,111)

Net investment income (loss)	(403)	(409)	19,076	48,273	1,654,152	2,139,578

Realized gains (losses) on investments:

Capital gain distributions received	87,654	201,431	-	-	-	438,347

Net realized gain (loss)	(3,282)	7,301	(19,193)	(23,388)	741,792	5,314,245

Realized gains (losses)	84,372	208,732	(19,193)	(23,388)	741,792	5,752,592

Unrealized appreciation (depreciation) during the period	(14,856)	(470,329)	96,391	(155,656)	13,553,519	(24,747,967)

Net increase (decrease) in net assets from operations	69,113	(262,006)	96,274	(130,771)	15,949,463	(16,855,797)

Changes from principal transactions:

Purchase payments	26,765	26,987	27,063	100,446	235,713	258,779

Transfers between sub-accounts and the company	68	1,560	(929)	(11,129)	23,861,952	64,096,580

Transfers on general account policy loans	(5,343)	(7,630)	(1,573)	(10,125)	(1,618)	12,599

Withdrawals	(41,021)	(4,111)	(20,784)	(74,639)	(1,969,622)	(20,540,402)

Annual contract fee	(35,321)	(35,518)	(34,135)	(78,968)	(1,252,675)	(1,315,706)

Net change in separate account policy loans	-	-	-	-	(283,849)	(13,541)

Net increase (decrease) in net assets from principal transactions	(54,852)	(18,712)	(30,358)	(74,415)	20,589,901	42,498,309

Total increase (decrease) in net assets	14,261	(280,718)	65,916	(205,186)	36,539,364	25,642,512

Net assets at beginning of period	1,722,469	2,003,187	796,620	1,001,806	87,730,998	62,088,486

Net assets at end of period	$1,736,730	$1,722,469	$862,536	$796,620	$124,270,362	$87,730,998

	2023	2022	2023	2022	2023	2022

Units, beginning of period	15,676	15,854	33,503	36,554	1,750,756	1,023,895

Units issued	207	208	986	3,651	899,123	1,132,564

Units redeemed	(719)	(386)	(2,254)	(6,702)	(267,526)	(405,703)

Units, end of period	15,164	15,676	32,235	33,503	2,382,353	1,750,756

See accompanying notes.	20 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series NAV		Investment Quality Bond Trust Series NAV		Lifestyle Growth Portfolio Series NAV

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$608	$587	$434	$1,018	$31,535 $	35,359

Interest on policy loans	-	-	-	-	-	-

Expenses:

Mortality and expense risk and administrative charges	(33)	(33)	(103)	(127)	-	-

Net investment income (loss)	575	554	331	891	31,535	35,359

Realized gains (losses) on investments:

Capital gain distributions received	653	2,230	(11)	613	190,116	174,437

Net realized gain (loss)	120	233	(771)	(419)	(2,643)	(382)

Realized gains (losses)	773	2,463	(782)	194	187,473	174,055

Unrealized appreciation (depreciation) during the period	2,443	(9,407)	2,103	(6,606)	14,932	(468,153)

Net increase (decrease) in net assets from operations	3,791	(6,390)	1,652	(5,521)	233,940	(258,739)

Changes from principal transactions:

Purchase payments	263	263	574	574	52,056	-

Transfers between sub-accounts and the company	(40)	1,072	-	-	-	-

Transfers on general account policy loans	-	-	-	-	-	-

Withdrawals	-	-	11	7	-	-

Annual contract fee	(839)	(859)	(3,448)	(3,062)	(13,583)	(12,960)

Net change in separate account policy loans	-	-	-	-	-	-

Net increase (decrease) in net assets from principal transactions	(616)	476	(2,863)	(2,481)	38,473	(12,960)

Total increase (decrease) in net assets	3,175	(5,914)	(1,211)	(8,002)	272,413	(271,699)

Net assets at beginning of period	28,491	34,405	29,012	37,014	1,349,581	1,621,280

Net assets at end of period	$31,666	$28,491	$27,801	$29,012	$1,621,994	$1,349,581

	2023	2022	2023	2022	2023	2022

Units, beginning of period	1,419	1,401	1,797	1,952	91,567	92,416

Units issued	12	60	32	32	3,373	-

Units redeemed	(41)	(42)	(217)	(187)	(856)	(849)

Units, end of period	1,390	1,419	1,612	1,797	94,084	91,567

See accompanying notes.	21 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Capital Appreciation		M International Equity		M Large Cap Growth

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$1,161	$-	$4,203	$3,757	$-	$-

Interest on policy loans	-	-	-	-	-	-

Expenses:

Mortality and expense risk and administrative charges	(668)	(667)	(305)	(304)	(72)	(67)

Net investment income (loss)	493	(667)	3,898	3,453	(72)	(67)

Realized gains (losses) on investments:

Capital gain distributions received	17,590	21,026	(7)	(11)	5,129	7,250

Net realized gain (loss)	(2,218)	(1,632)	477	434	2,570	2,093

Realized gains (losses)	15,372	19,394	470	423	7,699	9,343

Unrealized appreciation (depreciation) during the period	39,074	(74,266)	16,230	(27,421)	18,097	(41,007)

Net increase (decrease) in net assets from operations	54,939	(55,539)	20,598	(23,545)	25,724	(31,731)

Changes from principal transactions:

Purchase payments	972	996	539	539	-	-

Transfers between sub-accounts and the company	371	1,164	(537)	1,008	1,634	(176)

Transfers on general account policy loans	-	-	(55)	(48)	(107)	(103)

Withdrawals	(2)	6	-	7	4	-

Annual contract fee	(10,708)	(9,461)	(8,304)	(7,322)	(12,040)	(10,418)

Net change in separate account policy loans	-	-	-	-	-	-

Net increase (decrease) in net assets from principal transactions	(9,367)	(7,295)	(8,357)	(5,816)	(10,509)	(10,697)

Total increase (decrease) in net assets	45,572	(62,834)	12,241	(29,361)	15,215	(42,428)

Net assets at beginning of period	240,918	303,752	134,803	164,164	85,307	127,735

Net assets at end of period	$286,490	$240,918	$147,044	$134,803	$100,522	$85,307

	2023	2022	2023	2022	2023	2022

Units, beginning of period	2,025	2,085	3,650	3,803	895	1,001

Units issued	11	16	13	39	16	-

Units redeemed	(82)	(76)	(218)	(192)	(113)	(106)

Units, end of period	1,954	2,025	3,445	3,650	798	895

See accompanying notes.	22 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Large Cap Value		Managed Volatility Balanced Portfolio Series NAV		Managed Volatility Conservative Portfolio Series NAV

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$848	$784	$1,275,556	$1,389,840	$10,395	$10,084

Interest on policy loans	-	-	(93,766)	506,590	-	-

Expenses:

Mortality and expense risk and administrative charges	(41)	(45)	(282,025)	(331,869)	-	-

Net investment income (loss)	807	739	899,765	1,564,561	10,395	10,084

Realized gains (losses) on investments:

Capital gain distributions received	568	1,759	4,196,459	1,599,166	7,017	-

Net realized gain (loss)	398	1,093	(2,151,729)	193,395	(2,367)	(1,827)

Realized gains (losses)	966	2,852	2,044,730	1,792,561	4,650	(1,827)

Unrealized appreciation (depreciation) during the period	990	(4,222)	2,664,732	(12,733,568)	3,167	(67,111)

Net increase (decrease) in net assets from operations	2,763	(631)	5,609,227	(9,376,446)	18,212	(58,854)

Changes from principal transactions:

Purchase payments	-	-	1,917,151	2,063,290	-	-

Transfers between sub-accounts and the company	(1,268)	(3,549)	(14,179)	(246,472)	-	-

Transfers on general account policy loans	-	-	146,198	574,576	-	-

Withdrawals	-	-	(2,214,261)	(3,391,723)	-	-

Annual contract fee	(275)	(277)	(2,214,695)	(2,266,517)	(7,520)	(7,574)

Net change in separate account policy loans	-	-	(6,414,732)	(747,908)	-	-

Net increase (decrease) in net assets from principal transactions	(1,543)	(3,826)	(8,794,518)	(4,014,754)	(7,520)	(7,574)

Total increase (decrease) in net assets	1,220	(4,457)	(3,185,291)	(13,391,200)	10,692	(66,428)

Net assets at beginning of period	38,216	42,673	58,000,905	71,392,105	335,673	402,101

Net assets at end of period	$39,436	$38,216	$54,815,614	$58,000,905	$346,365	$335,673

	2023	2022	2023	2022	2023	2022

Units, beginning of period	992	1,091	1,127,575	1,213,721	17,873	18,259

Units issued	-	-	4,543,048	33,101	-	-

Units redeemed	(42)	(99)	(1,330,253)	(119,247)	(392)	(386)

Units, end of period	950	992	4,340,370	1,127,575	17,481	17,873

See accompanying notes.	23 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series NAV		Mid Cap Growth Trust Series NAV

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$76,885	$86,874	$10,149	$10,483	$-	$-

Interest on policy loans	-	-	-	-	-	-

Expenses:

Mortality and expense risk and administrative charges	(11,809)	(11,804)	(1,658)	(1,684)	(56,358)	(70,959)

Net investment income (loss)	65,076	75,070	8,491	8,799	(56,358)	(70,959)

Realized gains (losses) on investments:

Capital gain distributions received	441,458	74,756	25,771	12,476	-	4,138,503

Net realized gain (loss)	(40,512)	(89,103)	(1,906)	(6,961)	(1,098,236)	1,235,383

Realized gains (losses)	400,946	(14,347)	23,865	5,515	(1,098,236)	5,373,886

Unrealized appreciation (depreciation) during the period	2,228	(707,951)	5,185	(84,477)	2,902,945	(13,921,024)

Net increase (decrease) in net assets from operations	468,250	(647,228)	37,541	(70,163)	1,748,351	(8,618,097)

Changes from principal transactions:

Purchase payments	145,656	130,230	11,419	11,419	204,250	215,043

Transfers between sub-accounts and the company	(4,125)	-	(4,072)	-	(52,247)	(22,204,635)

Transfers on general account policy loans	18,358	(48,597)	621	(25,927)	(2,648)	(39,423)

Withdrawals	(30,430)	(226,370)	(791)	(1,971)	(425,329)	(271,672)

Annual contract fee	(146,359)	(140,329)	(7,568)	(7,057)	(273,106)	(291,667)

Net change in separate account policy loans	-	-	-	-	-	-

Net increase (decrease) in net assets from principal transactions	(16,900)	(285,066)	(391)	(23,536)	(549,080)	(22,592,354)

Total increase (decrease) in net assets	451,350	(932,294)	37,150	(93,699)	1,199,271	(31,210,451)

Net assets at beginning of period	3,499,578	4,431,872	365,557	459,256	9,950,367	41,160,818

Net assets at end of period	$3,950,928	$3,499,578	$402,707	$365,557	$11,149,638	$9,950,367

	2023	2022	2023	2022	2023	2022

Units, beginning of period	165,644	178,497	18,373	19,477	80,320	216,263

Units issued	7,459	24,638	416	371	1,337	1,478

Units redeemed	(8,270)	(37,491)	(452)	(1,475)	(5,581)	(137,421)

Units, end of period	164,833	165,644	18,337	18,373	76,076	80,320

See accompanying notes.	24 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series NAV		Mid Value Trust Series NAV		Money Market Trust Series NAV

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$20,478	$21,180	$128,898	$98,375	$438,139	$119,623

Interest on policy loans	-	-	-	-	(18,899)	82,901

Expenses:

Mortality and expense risk and administrative charges	(6,870)	(6,807)	(58,442)	(57,260)	(44,702)	(47,580)

Net investment income (loss)	13,608	14,373	70,456	41,115	374,538	154,944

Realized gains (losses) on investments:

Capital gain distributions received	93,444	254,142	1,536,198	1,215,089	(1)	-

Net realized gain (loss)	(17,628)	(4,968)	101,793	68,352	-	-

Realized gains (losses)	75,816	249,174	1,637,991	1,283,441	(1)	-

Unrealized appreciation (depreciation) during the period	180,153	(523,103)	103,572	(1,862,711)	1	3

Net increase (decrease) in net assets from operations	269,577	(259,556)	1,812,019	(538,155)	374,538	154,947

Changes from principal transactions:

Purchase payments	25,060	321,319	43,731	54,330	569,364	547,984

Transfers between sub-accounts and the company	18,510	48,444	(2,418)	(141,485)	530,476	319,418

Transfers on general account policy loans	18,835	(2,141)	10,431	18,598	168,287	(15,265)

Withdrawals	(7,184)	(21,434)	(229,849)	(36,038)	(747,570)	(657,380)

Annual contract fee	(90,865)	(109,009)	(234,296)	(219,279)	(462,159)	(490,350)

Net change in separate account policy loans	-	-	-	-	(1,067,116)	(43,227)

Net increase (decrease) in net assets from principal transactions	(35,644)	237,179	(412,401)	(323,874)	(1,008,718)	(338,820)

Total increase (decrease) in net assets	233,933	(22,377)	1,399,618	(862,029)	(634,180)	(183,873)

Net assets at beginning of period	1,737,140	1,759,517	10,288,521	11,150,550	10,087,998	10,271,871

Net assets at end of period	$1,971,073	$1,737,140	$11,688,139	$10,288,521	$9,453,818	$10,087,998

	2023	2022	2023	2022	2023	2022

Units, beginning of period	46,753	41,949	158,552	163,570	251,653	275,713

Units issued	3,091	8,025	726	1,036	551,261	47,353

Units redeemed	(4,040)	(3,221)	(6,717)	(6,054)	(76,104)	(71,413)

Units, end of period	45,804	46,753	152,561	158,552	726,810	251,653

See accompanying notes.	25 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Opportunistic Fixed Income Trust Series NAV		PIMCO All Asset		Real Estate Securities Trust Series NAV

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$505,444	$537,128	$1,638	$8,028	$365,998	$217,400

Interest on policy loans	-	-	-	-	1,609	34,836

Expenses:

Mortality and expense risk and administrative charges	(92,464)	(139,157)	(212)	(235)	(89,947)	(106,891)

Net investment income (loss)	412,980	397,971	1,426	7,793	277,660	145,345

Realized gains (losses) on investments:

Capital gain distributions received	-	221,920	-	2,421	285,290	1,581,740

Net realized gain (loss)	(3,941,753)	(2,213,748)	(1,013)	(507)	521,561	774,447

Realized gains (losses)	(3,941,753)	(1,991,828)	(1,013)	1,914	806,851	2,356,187

Unrealized appreciation (depreciation) during the period	3,593,338	(2,095,617)	4,160	(19,153)	828,455	(9,182,782)

Net increase (decrease) in net assets from operations	64,565	(3,689,474)	4,573	(9,446)	1,912,966	(6,681,250)

Changes from principal transactions:

Purchase payments	57,067	61,084	263	263	260,288	276,732

Transfers between sub-accounts and the company	(16,830,981)	2,704,978	-	-	(145,213)	(151,553)

Transfers on general account policy loans	6,185	(1,928)	-	-	(27,047)	22,903

Withdrawals	(840,068)	(8,525,362)	-	-	(748,170)	(721,340)

Annual contract fee	(199,561)	(287,175)	(4,563)	(4,103)	(452,267)	(481,068)

Net change in separate account policy loans	-	-	-	-	(456,521)	(39,810)

Net increase (decrease) in net assets from principal transactions	(17,807,358)	(6,048,403)	(4,300)	(3,840)	(1,568,930)	(1,094,136)

Total increase (decrease) in net assets	(17,742,793)	(9,737,877)	273	(13,286)	344,036	(7,775,386)

Net assets at beginning of period	18,821,417	28,559,294	63,789	77,075	16,618,983	24,394,369

Net assets at end of period	$1,078,624	$18,821,417	$64,062	$63,789	$16,963,019	$16,618,983

	2023	2022	2023	2022	2023	2022

Units, beginning of period	636,919	855,849	3,208	3,399	80,759	84,415

Units issued	5,647	137,133	12	12	641,266	954

Units redeemed	(609,852)	(356,063)	(227)	(203)	(294,552)	(4,610)

Units, end of period	32,714	636,919	2,993	3,208	427,473	80,759

See accompanying notes.	26 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series NAV		Select Bond Trust Series NAV		Short Term Government Income Trust Series NAV

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$-	$-	$2,232	$2,280	$45,671	$42,893

Interest on policy loans	-	-	-	-	-	-

Expenses:

Mortality and expense risk and administrative charges	(1,382)	(1,289)	(360)	(401)	(15,742)	(16,364)

Net investment income (loss)	(1,382)	(1,289)	1,872	1,879	29,929	26,529

Realized gains (losses) on investments:

Capital gain distributions received	-	175,495	-	601	-	-

Net realized gain (loss)	(31,867)	(1,582)	(1,039)	(562)	(19,000)	(14,130)

Realized gains (losses)	(31,867)	173,913	(1,039)	39	(19,000)	(14,130)

Unrealized appreciation (depreciation) during the period	222,166	(374,684)	2,976	(14,206)	76,576	(219,478)

Net increase (decrease) in net assets from operations	188,917	(202,060)	3,809	(12,288)	87,505	(207,079)

Changes from principal transactions:

Purchase payments	2,255	3,865	965	630	46,309	45,759

Transfers between sub-accounts and the company	(15,086)	18,225	-	-	1,662	(9,349)

Transfers on general account policy loans	-	-	1,578	1,571	(14,511)	1,352

Withdrawals	(5,784)	(32)	2	-	(6,826)	(9,416)

Annual contract fee	(25,213)	(19,598)	(5,540)	(4,962)	(89,787)	(82,687)

Net change in separate account policy loans	-	-	-	-	-	-

Net increase (decrease) in net assets from principal transactions	(43,828)	2,460	(2,995)	(2,761)	(63,153)	(54,341)

Total increase (decrease) in net assets	145,089	(199,600)	814	(15,049)	24,352	(261,420)

Net assets at beginning of period	363,099	562,699	69,770	84,819	2,720,362	2,981,782

Net assets at end of period	$508,188	$363,099	$70,584	$69,770	$2,744,714	$2,720,362

	2023	2022	2023	2022	2023	2022

Units, beginning of period	5,790	5,752	6,146	6,390	199,659	204,592

Units issued	38	327	198	163	3,917	2,782

Units redeemed	(588)	(289)	(468)	(407)	(8,932)	(7,715)

Units, end of period	5,240	5,790	5,876	6,146	194,644	199,659

See accompanying notes.	27 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series NAV		Small Cap Stock Trust Series NAV

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$3,285	$3,125	$130	$147	$-	$-

Interest on policy loans	-	-	-	-	-	-

Expenses:

Mortality and expense risk and administrative charges	(1,201)	(1,398)	-	-	(59,698)	(66,220)

Net investment income (loss)	2,084	1,727	130	147	(59,698)	(66,220)

Realized gains (losses) on investments:

Capital gain distributions received	3,705	40,098	2,564	3,627	2	3,135,367

Net realized gain (loss)	(5,250)	(2,236)	(4)	(188)	(681,753)	(377,019)

Realized gains (losses)	(1,545)	37,862	2,560	3,439	(681,751)	2,758,348

Unrealized appreciation (depreciation) during the period	38,946	(115,346)	2,149	(6,549)	2,385,726	(7,868,704)

Net increase (decrease) in net assets from operations	39,485	(75,757)	4,839	(2,963)	1,644,277	(5,176,576)

Changes from principal transactions:

Purchase payments	5,883	6,359	1,061	53,995	299,491	183,011

Transfers between sub-accounts and the company	1,317	317	991	(8,715)	(68,761)	1,369

Transfers on general account policy loans	-	(99)	-	-	(55,749)	(130,006)

Withdrawals	-	8	-	(11,323)	(379,201)	(343,815)

Annual contract fee	(39,178)	(26,963)	(422)	(33,233)	(266,901)	(270,447)

Net change in separate account policy loans	-	-	-	-	-	-

Net increase (decrease) in net assets from principal transactions	(31,978)	(20,378)	1,630	724	(471,121)	(559,888)

Total increase (decrease) in net assets	7,507	(96,135)	6,469	(2,239)	1,173,156	(5,736,464)

Net assets at beginning of period	269,226	365,361	25,659	27,898	10,819,050	16,555,514

Net assets at end of period	$276,733	$269,226	$32,128	$25,659	$11,992,206	$10,819,050

	2023	2022	2023	2022	2023	2022

Units, beginning of period	9,575	10,339	745	729	233,452	244,750

Units issued	159	179	51	1,553	4,451	4,314

Units redeemed	(1,379)	(943)	(6)	(1,537)	(14,278)	(15,612)

Units, end of period	8,355	9,575	790	745	223,625	233,452

See accompanying notes.	28 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series NAV		Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series NAV

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$9,483	$19,907	$230	$-	$14,064	$13,666

Interest on policy loans	-	-	-	-	-	-

Expenses:

Mortality and expense risk and administrative charges	(2,236)	(2,287)	-	-	(1,515)	(1,517)

Net investment income (loss)	7,247	17,620	230	-	12,549	12,149

Realized gains (losses) on investments:

Capital gain distributions received	192,769	348,542	5,262	10,153	-	-

Net realized gain (loss)	(35,728)	(20,346)	(1,923)	(1,616)	(5,123)	(3,129)

Realized gains (losses)	157,041	328,196	3,339	8,537	(5,123)	(3,129)

Unrealized appreciation (depreciation) during the period	123,807	(587,270)	5,915	(24,938)	18,376	(53,425)

Net increase (decrease) in net assets from operations	288,095	(241,454)	9,484	(16,401)	25,802	(44,405)

Changes from principal transactions:

Purchase payments	41,322	51,265	1,146	1,209	9,144	9,144

Transfers between sub-accounts and the company	6,033	(8,556)	260	2	17,360	(15,371)

Transfers on general account policy loans	39,726	(2,222)	-	-	(134)	(378)

Withdrawals	185	(12,806)	-	-	5	(28)

Annual contract fee	(67,424)	(65,100)	(2,157)	(2,267)	(20,737)	(17,868)

Net change in separate account policy loans	-	-	-	-	-	-

Net increase (decrease) in net assets from principal transactions	19,842	(37,419)	(751)	(1,056)	5,638	(24,501)

Total increase (decrease) in net assets	307,937	(278,873)	8,733	(17,457)	31,440	(68,906)

Net assets at beginning of period	2,052,286	2,331,159	70,586	88,043	368,187	437,093

Net assets at end of period	$2,360,223	$2,052,286	$79,319	$70,586	$399,627	$368,187

	2023	2022	2023	2022	2023	2022

Units, beginning of period	24,046	24,540	1,859	1,885	17,624	18,778

Units issued	914	456	36	30	1,753	716

Units redeemed	(768)	(950)	(55)	(56)	(1,516)	(1,870)

Units, end of period	24,192	24,046	1,840	1,859	17,861	17,624

See accompanying notes.	29 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series NAV

	2023	2022	2023	2022

Income:

Dividend distributions received	$4,576,151	$4,631,511	$19,312 $	19,083

Interest on policy loans	-	-	-	-

Expenses:

Mortality and expense risk and administrative charges	(960,094)	(954,776)	(5,009)	(4,901)

Net investment income (loss)	3,616,057	3,676,735	14,303	14,182

Realized gains (losses) on investments:

Capital gain distributions received	-	-	99,819	223,683

Net realized gain (loss)	(695,906)	(3,967,175)	23,729	34,172

Realized gains (losses)	(695,906)	(3,967,175)	123,548	257,855

Unrealized appreciation (depreciation) during the period	4,445,708	(25,162,720)	247,512	(656,595)

Net increase (decrease) in net assets from operations	7,365,859	(25,453,160)	385,363	(384,558)

Changes from principal transactions:

Purchase payments	141,079	56,024	17,652	259,690

Transfers between sub-accounts and the company	1,808,223	199,129,269	-	65,177

Transfers on general account policy loans	(36,126)	(4,264)	10,970	(5,737)

Withdrawals	(1,682,257)	(56,175,504)	152	(13,596)

Annual contract fee	(1,495,825)	(1,967,088)	(84,780)	(70,448)

Net change in separate account policy loans	-	-	-	-

Net increase (decrease) in net assets from principal transactions	(1,264,906)	141,038,437	(56,006)	235,086

Total increase (decrease) in net assets	6,100,953	115,585,277	329,357	(149,472)

Net assets at beginning of period	162,798,894	47,213,617	1,554,286	1,703,758

Net assets at end of period	$168,899,847	$162,798,894	$1,883,643	$1,554,286

	2023	2022	2023	2022

Units, beginning of period	7,586,698	1,902,957	24,259	19,339

Units issued	256,085	8,875,424	223	6,168

Units redeemed	(323,004)	(3,191,683)	(1,507)	(1,248)

Units, end of period	7,519,779	7,586,698	22,975	24,259

See accompanying notes.	30 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

1. Organization

John Hancock Variable Life Separate Account UV (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 45 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

31 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2023.

32 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2023, the Account did not have a liability for any uncertain tax positions. The Account recognizes in terest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors , LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

33 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2023. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2023:

	Level 1	Level 2	Level 3	Total

Mutual Funds
Affiliated	$1,078,383,851	-	-	1,078,383,851
NonAffiliated	$637,554	-	-	637,554

Total	$1,079,021,405	-	-	1,079,021,405

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments. Investments also include Policy Loans, which are carried at unpaid principle and interest balances. As interest rates on unpaid principal balances are reset monthly based on published rates, policy loans are classified as Level 2, in accordance with ASC 820, as interest rates are considered to be observable inputs.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2023.

34 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2023 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$28,034,229	$9,872,093
Active Bond Trust Series NAV	2,273,107	3,351,291
American Asset Allocation Trust Series I	1,251	57
American Global Growth Trust Series I	29,756	14,779
American Growth Trust Series I	130,808	75,923
American Growth-Income Trust Series I	28,477	6,172
American International Trust Series I	37,633	6,547
Blue Chip Growth Trust Series NAV	9,014,661	12,720,836
Capital Appreciation Trust Series NAV	607,854	1,466,649
Capital Appreciation Value Trust Series NAV	14,988	5,268
Core Bond Trust Series NAV	11,582	220,593
Disciplined Value International Trust Series NAV	769,282	32,049,957
Emerging Markets Value Trust Series NAV	14,609	58,781
Equity Income Trust Series NAV	2,161,266	996,241
Financial Industries Trust Series NAV	11,376	6,910
Fundamental All Cap Core Trust Series NAV	32,243,003	17,574,137
Fundamental Large Cap Value Trust Series NAV	70,361	42,234
Global Equity Trust Series NAV	14,947	18,146
Health Sciences Trust Series NAV	110,639	78,241
High Yield Trust Series NAV	47,345	58,627
International Equity Index Series NAV	30,566,579	8,035,157
International Small Company Trust Series NAV	1,525	912
Investment Quality Bond Trust Series NAV	1,008	3,551
Lifestyle Growth Portfolio Series NAV	273,708	13,583
M Capital Appreciation	20,188	11,471
M International Equity	4,742	9,201
M Large Cap Growth	6,747	12,200
M Large Cap Value	1,416	1,584
Managed Volatility Balanced Portfolio Series NAV	16,579,190	13,768,987
Managed Volatility Conservative Portfolio Series NAV	17,412	7,520
Managed Volatility Growth Portfolio Series NAV	679,641	190,006
Managed Volatility Moderate Portfolio Series NAV	44,506	10,637
Mid Cap Growth Trust Series NAV	179,221	784,660
Mid Cap Index Trust Series NAV	225,337	153,929
Mid Value Trust Series NAV	1,717,042	522,790
Money Market Trust Series NAV	1,821,508	1,369,673
Opportunistic Fixed Income Trust Series NAV	677,457	18,071,834
PIMCO All Asset	1,901	4,775
Real Estate Securities Trust Series NAV	2,688,521	3,239,589
Science & Technology Trust Series NAV	3,190	48,400
Select Bond Trust Series NAV	4,624	5,747
Short Term Government Income Trust Series NAV	93,104	126,329
Small Cap Index Trust Series NAV	13,292	39,480
Small Cap Opportunities Trust Series NAV	4,536	212
Small Cap Stock Trust Series NAV	197,364	728,183
Small Cap Value Trust Series NAV	290,685	70,827
Small Company Value Trust Series NAV	6,897	2,156
Strategic Income Opportunities Trust Series NAV	51,041	32,854
Total Bond Market Series Trust NAV	10,218,773	7,867,623

35 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

6. Purchases and Sales of Investments  (continued):

Sub-Account	Purchases	Sales
Total Stock Market Index Trust Series NAV	$158,078	$99,963

36 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series NAV(*)	2023	2,446	$ 114.39 to $ 96.25	$ 238,441	0.63 % to 0.00%	1.26%	25.95 % to 25.17%

	2022	2,280	90.82 to 76.90	177,567	0.63 to 0.00	1.20	-18.31 to -18.82

	2021	2,581	111.18 to 94.72	247,204	0.63 to 0.00	1.37	28.36 to 27.56

	2020	2,830	86.62 to 74.26	212,344	0.63 to 0.00	1.85	18.14 to 17.40

	2019	3,028	73.32 to 63.25	193,411	0.63 to 0.00	1.76	31.16 to 30.34

Active Bond Trust Series NAV(*)	2023	3,685	84.26 to 35.40	38,357	0.63 to 0.00	3.53	6.48 to 5.81

	2022	99	79.13 to 33.46	38,381	0.63 to 0.00	3.25	-13.78 to -14.32

	2021	633	91.78 to 39.05	83,209	0.63 to 0.00	3.26	-0.42 to -1.05

	2020	636	92.17 to 39.47	85,703	0.63 to 0.00	2.99	8.73 to 8.05

	2019	640	84.77 to 36.52	81,632	0.63 to 0.00	2.82	9.29 to 8.61

American Asset Allocation Trust Series I(*)	2023	0	28.13 to 28.13	7	0.00 to 0.00	1.97	13.89 to 13.89

	2022	0	24.70 to 24.70	6	0.00 to 0.00	2.47	-13.76 to -13.76

	2021	0	28.64 to 28.64	7	0.00 to 0.00	1.68	14.71 to 14.71

	2020	0	24.97 to 24.97	5	0.00 to 0.00	1.45	12.02 to 12.02

	2019	0	22.29 to 22.29	4	0.00 to 0.00	1.45	20.78 to 20.78

American Global Growth Trust Series I(*)	2023	5	34.62 to 31.90	178	0.63 to 0.00	0.50	22.12 to 21.36

	2022	6	28.35 to 26.29	153	0.63 to 0.00	0.55	-25.05 to -25.52

	2021	5	37.83 to 35.29	191	0.63 to 0.00	0.00	16.00 to 15.28

	2020	5	32.61 to 30.62	164	0.63 to 0.00	0.07	29.96 to 29.15

	2019	5	25.09 to 23.71	122	0.63 to 0.00	0.65	34.71 to 33.87

American Growth Trust Series I(*)	2023	12	72.18 to 64.24	810	0.63 to 0.00	0.07	37.99 to 37.13

	2022	13	52.31 to 46.84	637	0.63 to 0.00	1.56	-30.20 to -30.64

	2021	10	74.94 to 67.53	707	0.63 to 0.00	0.38	21.55 to 20.79

	2020	11	61.65 to 55.91	614	0.63 to 0.00	0.08	51.52 to 50.58

	2019	12	40.69 to 37.13	461	0.63 to 0.00	0.80	30.30 to 29.49

American Growth-Income Trust Series I(*)	2023	4	49.23 to 44.22	198	0.58 to 0.00	1.10	25.68 to 24.96

	2022	4	39.17 to 35.39	157	0.58 to 0.00	2.27	-16.78 to -17.26

	2021	4	47.07 to 42.77	186	0.58 to 0.00	0.78	23.61 to 22.90

	2020	4	38.08 to 34.80	149	0.58 to 0.00	1.46	13.11 to 12.46

	2019	4	33.66 to 30.95	124	0.58 to 0.00	1.51	25.70 to 24.98

American International Trust Series I(*)	2023	9	25.39 to 22.60	225	0.63 to 0.00	1.03	15.39 to 14.67

	2022	9	22.01 to 19.71	197	0.63 to 0.00	2.22	-21.11 to -21.61

	2021	9	27.89 to 25.14	250	0.63 to 0.00	1.94	-1.81 to -2.42

	2020	9	28.41 to 25.76	255	0.63 to 0.00	0.31	13.56 to 12.85

	2019	13	25.02 to 22.83	323	0.63 to 0.00	1.01	22.40 to 21.63

Blue Chip Growth Trust Series NAV(*)	2023	2,132	360.42 to 130.11	65,439	0.63 to 0.00	0.00	49.59 to 48.66

	2022	178	240.95 to 87.53	46,695	0.63 to 0.00	0.00	-38.05 to -38.43

	2021	386	388.92 to 142.17	146,506	0.63 to 0.00	0.00	16.92 to 16.19

	2020	394	332.65 to 122.36	129,234	0.63 to 0.00	0.00	34.40 to 33.57

	2019	407	247.50 to 91.61	99,919	0.63 to 0.00	0.01	29.83 to 29.02

Capital Appreciation Trust Series NAV(*)	2023	285	83.48 to 74.30	21,879	0.63 to 0.00	0.00	52.95 to 52.00

	2022	301	54.58 to 48.88	15,185	0.63 to 0.00	0.00	-37.59 to -37.98

	2021	1,119	87.45 to 78.82	91,157	0.63 to 0.00	0.00	15.76 to 15.04

	2020	1,154	75.55 to 68.52	81,677	0.63 to 0.00	0.00	56.29 to 55.32

	2019	1,184	48.34 to 44.12	53,946	0.63 to 0.00	0.04	32.88 to 32.05

Capital Appreciation Value Trust Series NAV(*)	2023	3	41.58 to 41.58	118	0.00 to 0.00	1.80	18.32 to 18.32

	2022	3	35.14 to 35.14	103	0.00 to 0.00	1.22	-11.87 to -11.87

	2021	1	39.87 to 39.87	51	0.00 to 0.00	0.82	18.16 to 18.16

	2020	1	33.74 to 33.74	44	0.00 to 0.00	1.14	17.41 to 17.41

	2019	1	28.74 to 28.74	40	0.00 to 0.00	1.15	24.44 to 24.44

Core Bond Trust Series NAV(*)	2023	11	18.23 to 16.22	184	0.63 to 0.00	1.86	5.89 to 5.22

	2022	23	17.21 to 15.42	383	0.63 to 0.00	2.31	-13.62 to -14.16

	2021	22	19.93 to 17.96	426	0.63 to 0.00	1.94	-1.98 to -2.59

	2020	21	20.33 to 18.44	414	0.63 to 0.00	2.44	8.79 to 8.12

	2019	21	18.69 to 17.05	376	0.63 to 0.00	2.44	8.33 to 7.65

Disciplined Value International Trust Series NAV(*)	2023	163	23.94 to 21.30	3,974	0.63 to 0.00	2.23	20.05 to 19.31

	2022	1,489	19.94 to 17.86	32,704	0.63 to 0.00	3.03	-4.75 to -5.34

	2021	3,074	20.94 to 18.87	71,520	0.63 to 0.00	2.64	13.15 to 12.44

	2020	3,209	18.50 to 16.78	66,373	0.63 to 0.00	2.23	3.26 to 2.63

	2019	3,131	17.92 to 16.35	63,071	0.63 to 0.00	3.02	12.40 to 11.70

Emerging Markets Value Trust Series NAV(*)	2023	37	16.18 to 14.58	574	0.63 to 0.00	1.58	15.16 to 14.43

.	2022	41	14.05 to 12.74	548	0.63 to 0.00	3.71	-11.64 to -12.19

.	2021	44	15.90 to 14.51	669	0.63 to 0.00	2.42	11.25 to 10.56

.	2020	45	14.29 to 13.12	616	0.63 to 0.00	2.35	3.72 to 3.07

.	2019	54	13.78 to 12.73	713	0.63 to 0.00	3.21	10.90 to 10.20

37 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Equity Income Trust Series NAV(*)	2023	203	$ 91.01 to $ 76.59	$ 16,152	0.63 % to 0.00%	1.98%	9.52 % to 8.84%

	2022	210	83.10 to 70.37	15,299	0.63 to 0.00	1.51	-3.38 to -3.98

	2021	765	86.01 to 73.29	57,046	0.63 to 0.00	2.04	25.49 to 24.71

	2020	791	68.54 to 58.77	47,305	0.63 to 0.00	3.11	1.01 to 0.38

	2019	805	67.85 to 58.55	47,940	0.63 to 0.00	2.12	26.47 to 25.68

Financial Industries Trust Series NAV(*)	2023	3	51.94 to 26.33	141	0.63 to 0.00	1.80	5.20 to 4.55

	2022	4	49.37 to 25.18	137	0.63 to 0.00	2.40	-13.61 to -14.15

	2021	4	57.15 to 29.33	161	0.63 to 0.00	0.92	29.70 to 28.89

	2020	4	44.06 to 22.76	124	0.63 to 0.00	1.33	2.31 to 1.67

	2019	4	43.07 to 22.38	153	0.63 to 0.00	4.49	31.71 to 30.89

Fundamental All Cap Core Trust Series NAV(*)	2023	17,938	63.02 to 56.09	261,098	0.63 to 0.00	0.41	35.44 to 34.59

	2022	424	46.53 to 41.67	206,234	0.63 to 0.00	0.27	-24.26 to -24.73

	2021	628	61.44 to 55.37	332,140	0.63 to 0.00	0.16	30.68 to 29.86

	2020	707	47.02 to 42.64	270,003	0.63 to 0.00	0.42	26.97 to 26.18

	2019	731	37.03 to 33.79	224,672	0.63 to 0.00	0.50	36.58 to 35.73

Fundamental Large Cap Value Trust Series NAV(*)	2023	16	47.83 to 42.59	731	0.63 to 0.00	1.07	23.49 to 22.72

	2022	17	38.73 to 34.70	618	0.63 to 0.00	1.12	-7.86 to -8.43

	2021	18	42.03 to 37.90	717	0.63 to 0.00	0.81	30.00 to 29.19

	2020	20	32.33 to 29.34	606	0.63 to 0.00	1.17	12.01 to 11.31

	2019	19	28.87 to 26.36	525	0.63 to 0.00	1.15	35.97 to 35.13

Global Equity Trust Series NAV(*)	2023	9	27.70 to 24.65	223	0.63 to 0.00	0.83	20.17 to 19.42

	2022	9	23.05 to 20.64	197	0.63 to 0.00	2.74	-14.81 to -15.34

	2021	9	27.06 to 24.38	242	0.63 to 0.00	0.00	21.32 to 20.57

	2020	10	22.30 to 20.22	206	0.63 to 0.00	1.36	6.71 to 6.04

	2019	11	20.90 to 19.07	212	0.63 to 0.00	2.20	16.06 to 15.34

Health Sciences Trust Series NAV(*)	2023	15	115.29 to 100.06	1,737	0.63 to 0.00	0.00	4.26 to 3.61

	2022	16	110.57 to 96.57	1,722	0.63 to 0.00	0.00	-13.02 to -13.56

	2021	16	127.12 to 111.72	2,003	0.63 to 0.00	0.00	11.23 to 10.54

	2020	16	114.29 to 101.07	1,774	0.63 to 0.00	0.00	27.26 to 26.47

	2019	18	89.80 to 79.92	1,595	0.63 to 0.00	0.00	28.67 to 27.87

High Yield Trust Series NAV(*)	2023	32	29.95 to 25.51	863	0.63 to 0.00	2.75	12.87 to 12.17

	2022	34	26.53 to 22.74	797	0.63 to 0.00	6.01	-13.07 to -13.61

	2021	37	30.52 to 26.33	1,002	0.63 to 0.00	5.13	5.78 to 5.14

	2020	38	28.85 to 25.04	988	0.63 to 0.00	6.31	5.77 to 5.11

	2019	42	27.28 to 23.82	1,034	0.63 to 0.00	5.45	15.99 to 15.26

International Equity Index Series NAV(*)	2023	2,382	68.49 to 35.51	124,270	0.63 to 0.00	2.31	15.42 to 14.70

	2022	1,751	59.34 to 30.96	87,444	0.63 to 0.00	3.01	-16.16 to -16.68

	2021	1,024	70.78 to 37.15	61,810	0.63 to 0.00	2.63	7.59 to 6.92

	2020	979	65.78 to 34.75	55,758	0.63 to 0.00	2.58	10.76 to 10.07

	2019	1,046	59.39 to 31.57	53,973	0.63 to 0.00	2.43	21.44 to 20.69

International Small Company Trust Series NAV(*)	2023	1	23.15 to 21.19	32	0.63 to 0.00	2.04	13.59 to 12.88

	2022	1	20.38 to 18.77	28	0.63 to 0.00	2.01	-18.17 to -18.68

	2021	1	24.90 to 23.08	34	0.63 to 0.00	1.31	13.77 to 13.06

	2020	1	21.89 to 20.42	32	0.63 to 0.00	2.21	8.41 to 7.74

	2019	1	20.19 to 18.95	28	0.63 to 0.00	2.32	22.71 to 21.94

Investment Quality Bond Trust Series NAV(*)	2023	2	18.45 to 16.41	28	0.63 to 0.00	1.54	6.56 to 5.90

	2022	2	17.32 to 15.50	29	0.63 to 0.00	3.20	-14.88 to -15.41

	2021	2	20.34 to 18.32	37	0.63 to 0.00	2.08	-1.21 to -1.82

	2020	2	20.59 to 18.66	39	0.63 to 0.00	2.80	9.45 to 8.78

	2019	2	18.81 to 17.16	27	0.63 to 0.00	0.00	9.35 to 8.67

Lifestyle Growth Portfolio Series NAV(*)	2023	94	17.24 to 17.24	1,622	0.00 to 0.00	2.10	16.97 to 16.97

	2022	92	14.74 to 14.74	1,350	0.00 to 0.00	2.50	-15.99 to -15.99

	2021	92	17.54 to 17.54	1,621	0.00 to 0.00	2.44	14.13 to 14.13

	2020	93	15.37 to 15.37	1,432	0.00 to 0.00	2.58	13.64 to 13.64

	2019	90	13.53 to 13.53	1,221	0.00 to 0.00	1.94	21.52 to 21.52

M Capital Appreciation	2023	2	177.59 to 155.17	286	0.63 to 0.00	0.44	23.56 to 22.79

	2022	2	143.73 to 126.38	241	0.63 to 0.00	0.00	-18.14 to -18.65

	2021	2	175.57 to 155.35	304	0.63 to 0.00	0.00	17.74 to 17.00

	2020	2	149.12 to 132.77	271	0.63 to 0.00	0.00	17.73 to 16.99

	2019	5	126.67 to 113.49	519	0.63 to 0.00	0.33	28.85 to 28.05

M International Equity	2023	3	45.30 to 38.04	147	0.63 to 0.00	2.99	16.01 to 15.28

	2022	4	39.05 to 32.99	135	0.63 to 0.00	2.66	-14.16 to -14.69

	2021	4	45.49 to 38.68	164	0.63 to 0.00	2.38	11.05 to 10.36

	2020	4	40.96 to 35.05	156	0.63 to 0.00	0.81	8.90 to 8.22

	2019	10	37.62 to 32.39	345	0.63 to 0.00	2.68	20.32 to 19.58

38 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

M Large Cap Growth	2023	1	$ 146.44 to $ 122.95	$ 101	0.63 % to 0.00%	0.00	32.04 % to 31.21%

	2022	1	110.91 to 93.70	85	0.63 to 0.00	0.00	-25.41 to -25.88

	2021	1	148.69 to 126.41	128	0.63 to 0.00	0.00	21.50 to 20.74

	2020	1	122.39 to 104.70	116	0.63 to 0.00	0.00	28.89 to 28.09

	2019	3	94.95 to 81.74	207	0.63 to 0.00	0.00	36.09 to 35.24

M Large Cap Value	2023	1	42.61 to 37.22	39	0.63 to 0.00	2.28	7.61 to 6.94

	2022	1	39.60 to 34.80	38	0.63 to 0.00	2.05	-1.45 to -2.06

	2021	1	40.18 to 35.53	43	0.63 to 0.00	1.64	30.01 to 29.20

	2020	1	30.91 to 27.50	33	0.63 to 0.00	2.05	-3.16 to -3.77

	2019	1	31.92 to 28.58	31	0.63 to 0.00	1.03	21.51 to 20.76

Managed Volatility Balanced Portfolio Series NAV(*)	2023	4,340	24.61 to 21.90	54,814	0.63 to 0.00	2.43	12.00 to 11.30

	2022	1,128	21.97 to 19.68	51,490	0.63 to 0.00	2.50	-14.98 to -15.51

	2021	1,214	25.85 to 23.29	64,642	0.63 to 0.00	2.56	9.88 to 9.19

	2020	1,293	23.52 to 21.33	62,795	0.63 to 0.00	2.58	1.77 to 1.13

	2019	1,346	23.11 to 21.09	65,331	0.63 to 0.00	2.02	18.02 to 17.29

Managed Volatility Conservative Portfolio Series NAV(*)	2023	17	19.82 to 19.82	346	0.05 to 0.00	3.07	5.50 to 5.50

	2022	18	18.79 to 18.78	336	0.05 to 0.00	2.84	-14.72 to -14.72

	2021	18	22.03 to 22.02	402	0.05 to 0.00	3.09	3.52 to 3.52

	2020	19	21.28 to 21.27	396	0.05 to 0.00	3.13	3.44 to 3.43

	2019	19	20.58 to 20.57	391	0.05 to 0.00	2.46	13.51 to 13.50

Managed Volatility Growth Portfolio Series NAV(*)	2023	165	25.48 to 22.68	3,951	0.63 to 0.00	2.10	13.81 to 13.10

	2022	166	22.39 to 20.06	3,500	0.63 to 0.00	2.36	-14.79 to -15.33

	2021	178	26.28 to 23.68	4,432	0.63 to 0.00	2.38	12.86 to 12.15

	2020	153	23.28 to 21.12	3,357	0.63 to 0.00	2.23	-1.37 to -1.98

	2019	161	23.61 to 21.55	3,587	0.63 to 0.00	1.76	19.68 to 18.93

Managed Volatility Moderate Portfolio Series NAV(*)	2023	18	23.85 to 21.23	403	0.63 to 0.00	2.67	10.79 to 10.11

	2022	18	21.52 to 19.28	366	0.63 to 0.00	2.59	-14.89 to -15.42

	2021	19	25.29 to 22.79	459	0.63 to 0.00	2.80	8.02 to 7.35

	2020	22	23.41 to 21.23	487	0.63 to 0.00	2.84	3.28 to 2.63

	2019	21	22.67 to 20.69	453	0.63 to 0.00	2.09	16.85 to 16.13

Mid Cap Growth Trust Series NAV(*)	2023	76	173.60 to 144.25	11,150	0.63 to 0.00	0.00	18.87 to 18.13

	2022	80	146.04 to 122.11	9,950	0.63 to 0.00	0.00	-34.61 to -35.02

	2021	216	223.33 to 187.90	41,161	0.63 to 0.00	0.00	3.57 to 2.93

	2020	222	215.62 to 182.56	41,069	0.63 to 0.00	0.00	65.47 to 64.44

	2019	228	130.31 to 111.02	25,622	0.63 to 0.00	0.00	34.64 to 33.80

Mid Cap Index Trust Series NAV(*)	2023	46	58.95 to 51.49	1,971	0.63 to 0.00	1.13	16.01 to 15.28

	2022	47	50.82 to 44.66	1,737	0.63 to 0.00	1.19	-13.39 to -13.93

	2021	42	58.67 to 51.89	1,760	0.63 to 0.00	0.95	24.27 to 23.50

	2020	42	47.21 to 42.02	1,423	0.63 to 0.00	1.71	13.27 to 12.56

	2019	42	41.68 to 37.33	1,234	0.63 to 0.00	1.20	25.72 to 24.93

Mid Value Trust Series NAV(*)	2023	153	88.09 to 75.04	11,688	0.63 to 0.00	1.19	18.65 to 17.91

	2022	159	74.24 to 63.64	10,289	0.63 to 0.00	0.93	-4.30 to -4.90

	2021	164	77.58 to 66.92	11,151	0.63 to 0.00	1.02	24.26 to 23.49

	2020	168	62.43 to 54.19	9,274	0.63 to 0.00	1.78	9.72 to 9.03

	2019	175	56.90 to 49.70	8,816	0.63 to 0.00	1.19	19.49 to 18.74

Money Market Trust Series NAV(*)	2023	727	16.64 to 11.11	9,454	0.63 to 0.00	4.71	4.79 to 4.17

	2022	252	15.97 to 10.60	9,002	0.63 to 0.00	1.33	1.34 to 0.69

	2021	276	15.86 to 10.46	9,226	0.63 to 0.00	0.00	0.00 to -0.65

	2020	274	15.96 to 10.46	9,109	0.63 to 0.00	0.32	0.33 to -0.32

	2019	246	16.02 to 10.43	9,118	0.63 to 0.00	1.98	1.97 to 1.37

Opportunistic Fixed Income Trust Series NAV(*)	2023	33	37.45 to 31.51	1,079	0.63 to 0.00	3.24	8.21 to 7.54

	2022	637	34.61 to 29.30	18,821	0.63 to 0.00	2.30	-10.96 to -11.51

	2021	856	38.87 to 33.11	28,559	0.63 to 0.00	3.20	-2.06 to -2.67

	2020	572	39.68 to 34.01	19,623	0.63 to 0.00	5.09	13.90 to 13.19

	2019	421	34.84 to 30.05	12,748	0.63 to 0.00	6.73	6.37 to 5.70

PIMCO All Asset	2023	3	22.79 to 20.28	64	0.63 to 0.00	2.58	7.83 to 7.16

	2022	3	21.14 to 18.93	64	0.63 to 0.00	7.28	-12.12 to -12.67

	2021	3	24.06 to 21.67	77	0.63 to 0.00	10.68	15.90 to 15.18

	2020	4	20.76 to 18.82	73	0.63 to 0.00	4.63	7.74 to 7.07

	2019	4	19.26 to 17.58	69	0.63 to 0.00	2.59	11.44 to 10.75

Real Estate Securities Trust Series NAV(*)	2023	427	227.53 to 121.71	16,963	0.63 to 0.00	2.25	13.06 to 12.36

	2022	81	201.24 to 108.32	16,164	0.63 to 0.00	1.15	-28.45 to -28.90

	2021	84	281.26 to 152.35	23,934	0.63 to 0.00	1.54	46.80 to 45.89

	2020	87	191.60 to 104.43	16,910	0.63 to 0.00	2.12	-5.58 to -6.17

	2019	91	202.92 to 111.30	18,875	0.63 to 0.00	2.17	29.47 to 28.66

39 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Science & Technology Trust Series NAV(*)	2023	5	$ 102.73 to $ 91.43	$ 508	0.63 % to 0.00%	0.00	54.73 % to 53.77%

	2022	6	66.39 to 59.46	363	0.63 to 0.00	0.00	-35.64 to -36.04

	2021	6	103.16 to 92.96	563	0.63 to 0.00	0.00	8.58 to 7.91

	2020	5	95.00 to 86.15	487	0.63 to 0.00	0.00	57.58 to 56.59

	2019	8	60.29 to 55.01	441	0.63 to 0.00	0.17	38.09 to 37.23

Select Bond Trust Series NAV(*)	2023	6	12.79 to 11.84	71	0.63 to 0.00	3.21	6.15 to 5.48

	2022	6	12.05 to 11.23	70	0.63 to 0.00	3.04	-14.16 to -14.71

	2021	6	14.04 to 13.16	85	0.63 to 0.00	2.85	-1.15 to -1.76

	2020	7	14.20 to 13.40	88	0.63 to 0.00	3.09	9.13 to 8.46

	2019	7	13.01 to 12.35	83	0.63 to 0.00	2.66	9.01 to 8.33

Short Term Government Income Trust Series NAV(*)	2023	195	11.24 to 10.30	2,745	0.63 to 0.00	1.68	3.87 to 3.21

	2022	200	10.82 to 9.98	2,720	0.63 to 0.00	1.52	-6.43 to -7.03

	2021	205	11.56 to 10.73	2,982	0.63 to 0.00	1.80	-1.53 to -2.18

	2020	206	11.74 to 10.97	3,075	0.63 to 0.00	1.84	3.65 to 2.97

	2019	150	11.33 to 10.66	1,923	0.63 to 0.00	1.72	3.44 to 2.78

Small Cap Index Trust Series NAV(*)	2023	8	48.11 to 29.52	277	0.63 to 0.00	1.23	16.52 to 15.80

	2022	10	41.29 to 25.50	269	0.63 to 0.00	1.05	-20.63 to -21.12

	2021	10	52.02 to 32.33	365	0.63 to 0.00	0.61	14.59 to 13.87

	2020	11	45.40 to 28.39	337	0.63 to 0.00	1.48	19.32 to 18.58

	2019	11	38.05 to 23.94	288	0.63 to 0.00	1.02	25.07 to 24.29

Small Cap Opportunities Trust Series NAV(*)	2023	1	40.63 to 36.17	32	0.63 to 0.00	0.47	18.12 to 17.38

	2022	1	34.40 to 30.81	26	0.63 to 0.00	0.46	-10.04 to -10.60

	2021	1	38.24 to 34.46	28	0.63 to 0.00	0.50	31.16 to 30.35

	2020	1	29.15 to 26.44	21	0.63 to 0.00	0.72	9.93 to 9.24

	2019	1	26.52 to 24.20	19	0.63 to 0.00	0.39	25.60 to 24.82

Small Cap Stock Trust Series NAV(*)	2023	224	62.37 to 52.46	11,994	0.63 to 0.00	0.00	16.32 to 15.59

	2022	233	53.62 to 45.38	10,819	0.63 to 0.00	0.00	-31.13 to -31.56

	2021	245	77.86 to 66.31	16,556	0.63 to 0.00	0.00	1.27 to 0.64

	2020	256	76.89 to 65.90	17,161	0.63 to 0.00	0.00	51.62 to 50.68

	2019	269	50.71 to 43.73	11,976	0.63 to 0.00	0.00	38.10 to 37.24

Small Cap Value Trust Series NAV(*)	2023	24	116.29 to 63.05	2,360	0.63 to 0.00	0.45	14.07 to 13.36

	2022	24	101.95 to 55.62	2,052	0.63 to 0.00	0.93	-10.25 to -10.81

	2021	25	113.59 to 62.36	2,331	0.63 to 0.00	0.57	26.30 to 25.51

	2020	26	89.94 to 49.68	1,922	0.63 to 0.00	1.16	-6.68 to -7.26

	2019	27	96.38 to 53.57	2,179	0.63 to 0.00	0.65	26.62 to 25.83

Small Company Value Trust Series NAV(*)	2023	2	43.12 to 38.38	79	0.63 to 0.00	0.32	13.52 to 12.81

	2022	2	37.99 to 34.02	71	0.63 to 0.00	0.00	-18.70 to -19.20

	2021	2	46.72 to 42.10	88	0.63 to 0.00	0.43	22.81 to 22.05

	2020	1	38.04 to 34.50	42	0.63 to 0.00	0.10	9.25 to 8.58

	2019	7	34.82 to 31.77	237	0.63 to 0.00	0.95	25.65 to 24.87

Strategic Income Opportunities Trust Series NAV(*)	2023	18	24.11 to 21.44	400	0.63 to 0.00	3.64	7.54 to 6.86

	2022	18	22.42 to 20.06	368	0.63 to 0.00	3.54	-10.05 to -10.61

	2021	19	24.92 to 22.44	437	0.63 to 0.00	3.49	0.95 to 0.32

	2020	16	24.69 to 22.37	376	0.63 to 0.00	1.66	8.61 to 7.91

	2019	19	22.73 to 20.73	401	0.63 to 0.00	2.85	11.00 to 10.31

Total Bond Market Series Trust NAV(*)	2023	7,520	26.05 to 22.19	168,900	0.63 to 0.00	2.75	5.28 to 4.63

	2022	7,587	24.74 to 21.21	162,799	0.63 to 0.00	2.78	-13.36 to -13.90

	2021	1,903	28.56 to 24.64	47,214	0.63 to 0.00	2.46	-1.86 to -2.46

	2020	1,543	29.10 to 25.26	39,255	0.63 to 0.00	2.51	7.38 to 6.72

	2019	1,336	27.10 to 23.67	31,868	0.63 to 0.00	2.33	8.30 to 7.63

Total Stock Market Index Trust Series NAV(*)	2023	23	199.12 to 52.57	1,884	0.63 to 0.00	1.13	25.58 to 24.80

	2022	24	158.56 to 42.12	1,554	0.63 to 0.00	1.15	-20.34 to -20.83

	2021	19	199.04 to 53.21	1,704	0.63 to 0.00	1.14	24.51 to 23.74

	2020	20	159.85 to 43.00	1,378	0.63 to 0.00	1.84	21.50 to 20.74

	2019	20	131.56 to 35.61	1,150	0.63 to 0.00	1.64	29.70 to 28.90

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unit holder accounts through the redemption of units and expenses of the underlying fund are excluded.

40 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

41 of 42

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account and are reflected as terminations.

JHUSA assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0.00% to 0.63% of net assets, depending on the type of policy (excluding policy loans and policies for which no mortality and expense risks are charged). Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

10. Policy Loans

Policy loans may be held as an investment in the sub-account or in the Company’s general account depending on the terms of the Contracts. Policy loans reported in the Statements of Assets and Liabilities represent policy loan investments of the sub-account and consist of outstanding loans plus accrued interest, where interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of 0.75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and 0.25% thereafter). Policy loans are fully collateralized by the cash surrender value of the Contracts borrowed against. In May 2023 policy loans were transferred to the general account.

The change in separate account policy loans and transfer on general account policy loans reported in the Statements of Operations and Changes in Contract Owners’ Equity represent disbursement or repayment of loans held as an investment in the sub-account or in the Company’s general account, respectively. Sub-account loan investments are funded directly from the sub-account whereas general account loans are funded through interfund transfers with the Company.

42 of 42